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                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                   Dated as of

                               SEPTEMBER 26, 2006

                                      among

                               DUNE ENERGY, INC.,
                                as the Borrower,

                   D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
                          as the Administrative Agent,

                                       and

                            THE LENDERS PARTY HERETO

                               Sole Lead Arranger
                      PETROBRIDGE INVESTMENT MANAGEMENT LLC

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I  DEFINITIONS AND ACCOUNTING MATTERS..................................1

      Section 1.01   Terms Defined Above.......................................1
      Section 1.02   Certain Defined Terms.....................................1
      Section 1.03   Terms Generally; Rules of Construction...................18
      Section 1.04   Accounting Terms and Determinations; GAAP................19

ARTICLE II  COMMITMENT........................................................19

      Section 2.01   Loan; Funding of Development Projects....................19
      Section 2.02   Borrowings...............................................20
      Section 2.03   Use of Proceeds..........................................22
      Section 2.04   Fees.....................................................23
      Section 2.05   Notes....................................................23

ARTICLE III  PAYMENTS OF PRINCIPAL AND INTEREST...............................24

      Section 3.01   Repayment of Loans.......................................24
      Section 3.02   Interest.................................................24
      Section 3.03   Prepayments..............................................25
      Section 3.04   Mandatory Repayments.....................................25

ARTICLE IV  PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS.................26

      Section 4.01   Payments Generally; Pro Rata Treatment; Sharing of
                     Set-offs.................................................26
      Section 4.02   Presumption of Payment by the Borrower...................27
      Section 4.03   Certain Deductions by the Administrative Agent...........27

ARTICLE V  INCREASED COSTS; TAXES.............................................28

      Section 5.01   Increased Costs..........................................28
      Section 5.02   Taxes....................................................28

ARTICLE VI  LOCKBOX PROCEDURES; CASUALTY PROCEEDS.............................29

      Section 6.01   Lockbox Account..........................................29
      Section 6.02   Notice...................................................30
      Section 6.03   Casualty Proceeds........................................31

ARTICLE VII  CONDITIONS PRECEDENT.............................................31

      Section 7.01   Initial Funding..........................................31
      Section 7.02   Subsequent Commitment Increases..........................35
      Section 7.03   All Fundings.............................................35
      Section 7.04   Conditions Precedent for the Benefit of the Lender.......36
      Section 7.05   No Waiver................................................36

ARTICLE VIII  REPRESENTATIONS AND WARRANTIES..................................36

      Section 8.01   Organization; Powers.....................................36
      Section 8.02   Authority; Enforceability................................36
      Section 8.03   Approvals; No Conflicts..................................37
      Section 8.04   Financial Condition; No Material Adverse Change..........37
      Section 8.05   Litigation...............................................37
      Section 8.06   Environmental Matters....................................38


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      Section 8.07   Compliance with the Laws and Agreements; No Defaults.....39
      Section 8.08   Investment Company Act...................................39
      Section 8.09   Taxes....................................................39
      Section 8.10   ERISA....................................................40
      Section 8.11   Disclosure; No Material Misstatements....................41
      Section 8.12   Insurance................................................41
      Section 8.13   Restriction on Liens.....................................42
      Section 8.14   Subsidiaries.............................................42
      Section 8.15   Location of Business and Offices.........................42
      Section 8.16   Properties; Titles, Etc..................................42
      Section 8.17   Maintenance of Properties................................43
      Section 8.18   Gas Imbalances, Prepayments..............................44
      Section 8.19   Marketing of Production..................................44
      Section 8.20   Swap Agreements..........................................44
      Section 8.21   Use of Loans.............................................45
      Section 8.22   Solvency.................................................45
      Section 8.23   Casualty Events..........................................45
      Section 8.24   Material Agreements......................................45
      Section 8.25   Brokers..................................................46
      Section 8.26   Reliance.................................................46
      Section 8.27   Investments and Guaranties...............................46
      Section 8.28   Payments by Purchasers of Production.....................46
      Section 8.29   Existing Accounts Payable................................47

ARTICLE IX  AFFIRMATIVE COVENANTS.............................................47

      Section 9.01   Financial Statements; Other Information..................47
      Section 9.02   Notices of Material Events...............................51
      Section 9.03   Existence; Conduct of Business...........................51
      Section 9.04   Payment of Obligations...................................52
      Section 9.05   Performance of Obligations under Loan Documents..........52
      Section 9.06   Operation and Maintenance of Properties..................52
      Section 9.07   Insurance................................................53
      Section 9.08   Books and Records; Inspection Rights.....................53
      Section 9.09   Compliance with Laws.....................................53
      Section 9.10   Environmental Matters....................................54
      Section 9.11   Further Assurances.......................................55
      Section 9.12   Reserve Reports..........................................55
      Section 9.13   Title Information........................................56
      Section 9.14   Additional Collateral; Additional Guarantors.............57
      Section 9.15   ERISA Compliance.........................................57
      Section 9.16   Swap Agreements..........................................58
      Section 9.17   Overriding Royalty Interests.............................58
      Section 9.18   Partner Metrics..........................................60
      Section 9.19   Marketing Activities.....................................60

ARTICLE X  NEGATIVE COVENANTS.................................................61

      Section 10.01  Financial Covenants......................................61
      Section 10.02  Debt.....................................................61
      Section 10.03  Liens....................................................62
      Section 10.04  Restricted Payments......................................62
      Section 10.05  Investments, Loans and Advances..........................62
      Section 10.06  Subordinated Debt........................................64


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      Section 10.07  Nature of Business.......................................64
      Section 10.08  Limitation on Leases.....................................64
      Section 10.09  Sale and Leasebacks......................................64
      Section 10.10  Proceeds of Notes........................................64
      Section 10.11  ERISA Compliance.........................................65
      Section 10.12  Sale or Discount of Receivables..........................66
      Section 10.13  Mergers, Etc.............................................66
      Section 10.14  Sale of Properties.......................................66
      Section 10.15  Environmental Matters....................................67
      Section 10.16  Transactions with Related Parties........................67
      Section 10.17  Capital Expenditures.....................................67
      Section 10.18  Material Agreements......................................67
      Section 10.19  Subsidiaries.............................................67
      Section 10.20  Negative Pledge Agreements; Dividend Restrictions........68
      Section 10.21  Gas Imbalances, Take-or-Pay or Other Prepayments.........68
      Section 10.22  Swap Agreements..........................................68
      Section 10.23  Certain Activities.......................................68
      Section 10.24  Net Sales................................................69
      Section 10.25  G&A Costs................................................69
      Section 10.26  Press Release............................................69

ARTICLE XI  EVENTS OF DEFAULT; REMEDIES.......................................69

      Section 11.01  Events of Default........................................69
      Section 11.02  Remedies.................................................72
      Section 11.03  Disposition of Proceeds..................................72

ARTICLE XII  THE ADMINISTRATIVE AGENT.........................................73

      Section 12.01  Appointment; Powers......................................73
      Section 12.02  Duties and Obligations of Administrative Agent...........73
      Section 12.03  Action by Administrative Agent...........................74
      Section 12.04  Reliance by Administrative Agent.........................74
      Section 12.05  Subagents................................................74
      Section 12.06  Resignation or Removal of Administrative Agent...........75
      Section 12.07  Agents as Lenders........................................75
      Section 12.08  No Reliance..............................................75
      Section 12.09  Authority of Administrative Agent to Release Collateral
                     and Liens................................................76

ARTICLE XIII  MISCELLANEOUS...................................................76

      Section 13.01  Notices..................................................76
      Section 13.02  Waivers; Amendments......................................77
      Section 13.03  Expenses, Indemnity; Damage Waiver.......................77
      Section 13.04  Successors and Assigns...................................80
      Section 13.05  Survival; Revival; Reinstatement.........................82
      Section 13.06  Counterparts; Integration; Effectiveness.................83
      Section 13.07  Severability.............................................83
      Section 13.08  Right of Setoff..........................................83
      Section 13.09  Governing Law; Jurisdiction; Consent to Service of
                     Process..................................................84
      Section 13.10  Headings.................................................84
      Section 13.11  Confidentiality..........................................84
      Section 13.12  Interest Rate Limitation.................................85
      Section 13.13  Exculpation Provisions...................................86
      Section 13.14  Collateral Matters; Swap Agreements......................86


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      Section 13.15  No Third Party Beneficiaries.............................87
      Section 13.16  Securitization...........................................87
      Section 13.17  USA Patriot Act Notice...................................88


                                       iv
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                         Annexes, Exhibits and Schedules

      Annex I           List of Commitments

      Exhibit A         Form of Note
      Exhibit B-1       Form of Initial Funding Disbursement Request
      Exhibit B-2       Form of Subsequent Commitment Increase Request
      Exhibit B-3       Form of Invoice Disbursement Request
      Exhibit C         Form of Direction Letter
      Exhibit D         Form of Compliance Certificate
      Exhibit E-1       Form of Legal Opinion of Eaton & VanWinkle LLP, special
                        counsel to the Borrower
      Exhibit E-2       Form of Legal Opinion of Jackson Walker LLP, special
                        counsel to the Borrower
      Exhibit E-3       Form of Legal Opinion of Schully, Roberts, Slattery &
                        Marino, special counsel to the Borrower
      Exhibit F         Security Instruments
      Exhibit G         Form of Assignment and Assumption
      Exhibit H         Form of Assignment of Overriding Royalty Interest
      Exhibit I         Form of Warrant Agreement
      Exhibit J         Form of Letter-in-Lieu
      Exhibit K         Development Plan

      Schedule 1.01     AFE Requirements
      Schedule 1.02     Approved Counterparties
      Schedule 1.03     Bayou Couba Properties
      Schedule 8.05     Litigation
      Schedule 8.06     Environmental Matters
      Schedule 8.12     Insurance
      Schedule 8.14     Subsidiaries and Partnerships
      Schedule 8.18     Gas Imbalances
      Schedule 8.19     Marketing Contracts
      Schedule 8.20     Swap Agreements
      Schedule 8.24     Material Agreements
      Schedule 8.29     Past Due Accounts Payable
      Schedule 9.02(e)  Notice of Certain Events
      Schedule 10.02    Debt
      Schedule 10.03    Excepted Liens
      Schedule 10.05    Investments
      Schedule 10.08    Leases
      Schedule 10.24    Net Sales Volumes

      This AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 26, 2006, is among Dune Energy, Inc., a corporation duly formed and existing under the laws of the State of Delaware (the "Borrower"); each of the Lenders from time to time party hereto; and D.B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                 R E C I T A L S

      A. The Borrower, Standard Bank Plc and the lenders described therein are parties to that certain Original Credit Agreement dated November 17, 2005, pursuant to which such lenders have provided certain loans to the Borrower (the "Original Credit Agreement").

      B. The Borrowers have requested, and the Lenders have agreed to amend and restate the Existing Credit Agreement subject to the terms and conditions of this Agreement.

      C. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                                    ARTICLE I
                       Definitions and Accounting Matters

      Section 1.01 Terms Defined Above. As used in this Agreement, each term defined above has the meaning indicated above.

      Section 1.02 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

      "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

      "Agreement" means this Amended and Restated Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated.

      "Applicable Percentage" means, with respect to any Lender, the percentage set forth on Annex I.

      "Applicable Rate" means, for any day, with respect to any Loan, Prime Rate plus five percent (5%) per annum.

      "Approved Counterparty" means (a) any Lenders or any Affiliate of a Lender, (b) any other Person whose long term senior unsecured debt rating is A-/A3 by S&P or Moody's (or their equivalent) or higher, or (c) with regard to Swap Agreements in respect of commodities, and subject to the conditions set forth therein, any other Person listed on Schedule 1.02.


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

      "Approved Petroleum Engineers" means Degoyler & McNaughton, or any other independent petroleum engineers reasonably acceptable to the Administrative Agent.

      "Arranger" means Petrobridge Investment Management LLC, in its capacity as the sole lead arranger hereunder.

      "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 13.04(b)), and accepted by the Administrative Agent, in the form of Exhibit G or any other form approved by the Administrative Agent.

      "Bayou Couba Acquisition" has the meaning set forth in that certain letter of even date herewith from Borrower to Arranger.

      "Bayou Couba Properties" means those Oil and Gas Properties more particularly described in Schedule 1.03.

      "Bayou Couba Seismic Program" means the purchase of a seismic license related to the Bayou Couba Oil and Gas Properties.

      "Board" means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

      "Borrowing" means Loans made on the same date.

      "Bridge Loan Fee" has the meaning assigned such term in Section 2.04(b).

      "Bridge Loan Termination Date" means with respect to any Bridge Loan, the date that is one hundred eighty (180) days after the Effective Date.

      "Bridge Loans" means, any Loans the proceeds of which are designated for use in, have been used for, or have been requested for use in connection with the Bayou Couba Acquisition or the Bayou Couba Seismic Program and that are made pursuant to the requirements of Section 2.03(c).

      "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Houston, Texas or New York, New York are authorized or required by law to remain closed.

      "Capital Expenditures" means, in respect of any Person, for any period, the aggregate (determined without duplication) of all exploration and development expenditures and costs that should be capitalized in accordance with GAAP and any other expenditures that are capitalized on the balance sheet of such Person in accordance with GAAP.

      "Capital Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder, in each case taken at the amount thereof accounted for as indebtedness in accordance with GAAP.


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

      "Casualty Event" means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of any Property of the Borrower or any of its Subsidiaries, in each case having a total loss of value to such Property in excess of $100,000.

      "Casualty Proceeds" has the meaning given such term in Section
6.01(b)(iv).

      "Casualty Proceeds Account" has the meaning given such term in Section
6.03.

      "Change in Control" means (a) any "person" or "group" (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than Itera, shall become, or obtain rights (whether by means of warrants, options, or otherwise) to become a "beneficial owner" as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act, directly or indirectly, of more that 50% of the outstanding Equity Interests of the Borrower on a fully diluted basis, (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor
(ii) appointed by directors so nominated or (c) the failure of the Borrower to own all of the issued and outstanding Equity Interests in the Guarantors, except as otherwise permitted by this Agreement.

      "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement by any Governmental Authority, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 5.01(a)), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

      "Collateral" means any and all (a) Properties of the Borrower and its Subsidiaries of whatsoever kind or description (whether now owned or hereafter acquired and including, without limitation, all of their Oil and Gas Properties), (b) of the issued and outstanding Equity Interests of any Subsidiary of the Borrower and (c) other Properties of whatsoever kind or description in which an interest is granted or pledged under a Security Instrument.

      "Commitment" means, with respect to each Lender, the commitment of such Lender to make Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Loans hereunder. The amount representing each Lender's Commitment is set forth on Annex I. Initially, the aggregate amount of the Commitments of the Lenders shall be equal to the Initial Commitment; provided, however, that the Lenders may in their sole discretion, but shall be under no obligation whatsoever to do so, make Loans hereunder above the Initial Commitment up to an aggregate maximum amount equal to the sum of the Lenders' Commitments as set forth on Annex I.

      "Commitment Fee" has the meaning assigned such term in Section 2.04(a).


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

      "Commitment Termination Date" has the meaning given such term in Section 2.01(a).

      "Consolidated Interest Expense" means, for any period, total interest expense, exclusive of non-cash interest expense on the Subordinated Debt, and prepayment charges (including that which is capitalized and that which is attributable to Capital Leases, in accordance with GAAP) of the Borrower and its Consolidated Subsidiaries, on a consolidated basis with respect to all outstanding indebtedness of the Borrower and its Consolidated Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to any letters of credit, amortization of debt, discount, expense, other deferred financing costs.

      "Consolidated Net Income" means with respect to the Borrower and its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of the Borrower and its Consolidated Subsidiaries, after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of any Person in which the Borrower or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and its Consolidated Subsidiaries, in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to the Borrower or to a Consolidated Subsidiary; (b) the net income (but not loss) during such period of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (d) any extraordinary non-cash gains or losses during such period; (e) any gains on collections from insurance policies or settlement; and (f) any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns; and provided further that if the Borrower or any Consolidated Subsidiary shall acquire or dispose of any Property during such period, then Consolidated Net Income shall be calculated after giving pro forma effect to such acquisition or disposition, as if such acquisition or disposition had occurred on the first day of such period.

      "Consolidated Subsidiaries" means each Subsidiary of the Borrower (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Borrower in accordance with GAAP.

      "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. For the purposes of this definition, and without limiting the generality of the foregoing, any Person that owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of the directors or other governing body of a Person (other than as a limited partner of such other Person) will be deemed to "control" such other Person. "Controlling" and "Controlled" have meanings correlative thereto.


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

      "Credit Agreement Termination Date" means the date on which the Commitments of the Lenders have terminated and all principal, interest and all other Indebtedness have been paid in full, and all amounts due to any Lender or any of their Affiliates under any Swap Agreements have been paid in full.

      "Cutoff Date" means, with respect to each calendar quarter, the last day of such calendar quarter.

      "Debt" means, for any Person, on a consolidated basis, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) accounts payable and accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock of such Person; and (m) the undischarged balance of any production payment (or term overriding royalty interest) created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

      "Default" means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "Development Plan" shall mean the Borrower's Plan of Development for the Oil and Gas Properties and the related Hydrocarbon Interests attached as Exhibit K, as approved by Administrative Agent, as the same may be amended from time to time in accordance with the terms of this Agreement.

      "Development Project" means each development project for the Oil and Gas Properties to be developed in accordance with the Development Plan.

      "Direction Letters" means letters substantially in the form of Exhibit C.


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

      "Disbursement Date" has the meaning given such term in Section 3.01(a).

      "Disqualified Capital Stock" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the earlier of (a) the Maturity Date and (b) the date on which there are no Loans or other obligations hereunder outstanding and all of the Commitments are terminated.

      "Dollars" or "$" refers to lawful money of the United States of America.

      "EBITDA" means, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion, amortization and other similar noncash charges, minus all noncash items added to Consolidated Net Income.

      "Effective Date" means the date on which the conditions specified in
Section 7.01 are satisfied (or waived in accordance with Section 13.02).

      "Environmental Laws" means any and all Governmental Requirements pertaining in any way to health, safety the environment or the preservation or reclamation of natural resources, in effect in any and all jurisdictions in which the Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Governmental Requirements. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA and the term "oil and gas waste" shall have the meaning specified in Section 91.1011 of the Texas Natural Resources Code ("Section 91.1011"); provided, however, that (a) in the event either OPA, CERCLA, RCRA or Section 91.1011 is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state or other jurisdiction in which any Property of the Borrower or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste," "disposal" or "oil and gas waste" which is broader than that specified in either OPA, CERCLA, RCRA or Section 91.1011, such broader meaning shall apply.


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

      "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

      "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with any Loan Party would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b),
(c), (m) or (o) of section 414 of the Code.

      "ERISA Event" means (a) a "Reportable Event" described in section 4043 of ERISA and the regulations issued thereunder, (b) the withdrawal of the Borrower, a Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) receipt of a notice of withdrawal liability pursuant to Section 4202 of ERISA or (f) any other event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

      "Event of Default" has the meaning assigned such term in Section 11.01.

      "Excepted Liens" means: (a) Liens for Taxes, assessments or other governmental charges or levies that are not yet due or that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP in an account controlled by Administrative Agent; (b) Liens in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations that are not yet due or that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP in an account controlled by Administrative Agent; (c) statutory landlord's liens, operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that have not been outstanding for more than 60 days and provided, if such liens are being disputed, are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, or other agreements that are usual and customary in the oil and gas business and are for claims that have not been outstanding for more than 60 days and provided, if such liens are being disputed, are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (e) easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Borrower or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, which in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (f) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business and (g) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution; (h) judgment and attachment Liens not giving rise to an Event of Default, provided that any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and no action to enforce such Lien has been commenced; and (i) Liens in existence on the Effective Date granted by Borrower pursuant to that certain Office Building Lease, dated September 9, 2004, between the Borrower, CRT Post Oak Limited Partnership (formerly known as Koger Post Oak Limited Partnership) provided, further that Liens described in clauses (a) through (d) shall remain "Excepted Liens" only for so long as no action to enforce such Lien has been commenced and no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

      "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document, (a) income, margin or franchise taxes imposed on (or measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, and (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower or any Guarantor is located.

      "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

      "Financial Officer" means, for any Person, the president, chief financial officer, principal accounting officer, treasurer or controller of such Person. Unless otherwise specified, all references herein to a Financial Officer means a Financial Officer of the Borrower.

      "Financial Statements" means the financial statement or statements of the Borrower and its Consolidated Subsidiaries, as referred to in Section 9.01(a) and Section 9.01(b).

      "Free Cash Flow" means all Revenues earned as of each Cutoff Date less costs, expenses and charges described in Section 6.01(b)(v)(vii) which have been incurred and are due or have been billed since the last Cutoff Date.

      "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.04.

      "General and Administrative Costs" means normal and customary expenses and costs that are classified as general and administrative costs, including consulting fees, salary, rent, supplies, travel and entertainment, insurance, accounting, legal, engineering and broker related fees, required to manage the affairs of the Borrower.

      "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Borrower, any Subsidiary, or any of their Properties.

      "Governmental Requirement" means, at any time, any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

      "Guarantor" means Dune Operating Company, Vaquero Partners LLC, any other Subsidiary of the Borrower that guarantees the Indebtedness pursuant to Section 9.14(b) and any other Person that guarantees the Indebtedness pursuant to any Guaranty Agreement.

      "Guaranty and Collateral Agreement" means an agreement between Borrower and each Subsidiary on the one hand, and the Administrative Agent, on the other hand, in form and substance satisfactory to the Administrative Agent, unconditionally guarantying, on a joint and several basis, payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time.

      "Highest Lawful Rate" means with respect to each Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws allow as of the date hereof. On each day, if any, that Chapter

303 of the Texas Finance Code, as amended, establishes the Highest Lawful Rate, the Highest Lawful Rate shall be the weekly ceiling for that day as provided for in Chapter 303 of the Texas Finance Code, as amended (formerly known as the indicated (weekly) rate ceiling in Article 5069-1.04 of the Revised Civil Statutes of Texas).

      "Hydrocarbon Interests" means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

      "Hydrocarbons" means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

      "Indebtedness" means any and all amounts owing or to be owing by the Borrower, any Subsidiary or any Guarantor: (a) to the Administrative Agent or any Lender under any Loan Document; (b) to any Lender or any Affiliate of a Lender under any Swap Agreement between the Borrower or any Subsidiary and such Lender or Affiliate of a Lender while such Person (or in the case of its Affiliate, the Person affiliated therewith) is a Lender hereunder and (c) all renewals, extensions and/or rearrangements of any of the above. "Indemnified Taxes" means Taxes other than Excluded Taxes.

      "Indemnitee" has the meaning given such term in Section 13.03(b).

      "Information" has the meaning given such term in Section 13.11.

      "Initial Commitment" has the meaning assigned such term in Section 2.01.

      "Initial Funding" has the meaning assigned such term in Section 2.02(a).

      "Initial Funding Disbursement Request" means a written request by the Borrower to the Lenders for the Initial Funding in the form of Exhibit B-1.

      "Initial Reserve Report" means an the reports of Degoyler & McNaughton dated as of December 31, 2005, with respect to certain Oil and Gas Properties of the Borrower and any Consolidated Subsidiaries.

      "Insolvent" means: (a) with reference to a Person other than a partnership, that (i) the sum of such Person's debts is greater than all of its properties, at a fair valuation, exclusive of any properties transferred, concealed, or removed with intent to hinder, delay, or defraud creditors or (ii) such Person is generally not able to pay its debts as they become due, and (b) with reference to a Person that is a partnership, that (i) such Person's financial condition is such that the sum of its debts is greater than the aggregate of, at a fair valuation, (A) all of such partnership's properties exclusive of properties transferred, concealed or removed with intent to hinder, delay or defraud creditors of the partnership, and (B) the sum of the excess of the value of each general partner's non-partnership properties, exclusive of properties transferred, concealed or removed with intent to hinder, delay or defraud creditors, over such general partner's non-partnership debts or (ii) such Person is generally not able to pay its debts as they become due.

      "Investment" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person, the contribution of capital to any other Person, or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale) or capital contribution; (b) the making of any deposit with (other than deposits in accounts of Borrower at commercial banks approved by the Administrative Agent), or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business) or (c) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

      "Invoice Disbursement Request" means a written request by the Borrower for a Subsequent Funding relating to a Subsequent Commitment Increase Request that has been previously approved by the Lenders, which Invoice Disbursement Request
(a) shall set forth the amount of the Subsequent Funding then requested to pay costs incurred in connection with the Development Project covered by the related Subsequent Commitment Increase Request or the acquisition of additional Oil and Gas Properties (except with respect for any Invoice Disbursement Request related to the Initial Commitment which will reference the Initial Commitment), (b) is accompanied by supporting invoices and where applicable cash call requests from operators of Borrower's non-operated Oil and Gas Properties and other documentation required by the Lenders, including, in connection with the acquisition of additional Oil and Gas Properties, Security Instruments and an ORRI Assignment covering the additional Oil and Gas Properties and opinions of the Borrower's counsel, and (c) is substantially in the form of Exhibit B-3.

      "Itera" means Itera Holdings BV, a Netherlands company.

      "Lenders" means the Persons listed on Annex I, and any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

      "Letters-in-Lieu" means letters-in-lieu substantially in the form of Exhibit J.

      "Liabilities" has the meaning assigned such term in Section 13.16.

      "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) royalties, production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include easements, restrictions, servitudes, permits, conditions, covenants, encroachments, exceptions, title exceptions or reservations. For the purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

      "Loan Documents" means this Agreement, the Notes, the ORRI Assignment, the Warrant Agreement, and the Security Instruments.

      "Loan Parties" means each of any Guarantor, the Borrower and each of its Subsidiaries.

      "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

      "Lockbox Account" has the meaning assigned such term in Section 6.01(a).

      "Lockbox Bank" has the meaning assigned such term in Section 6.01(a).

      "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, Properties, condition (financial or otherwise), prospects, management or results of operations of the Borrower and the Subsidiaries taken as a whole, (b) the ability of the Borrower, any Subsidiary or any Guarantor to perform any of its obligations under any Loan Document, (c) the validity or enforceability of any Loan Document or (d) the rights and remedies of or benefits available to the Administrative Agent or any Lender under the Credit Agreement or any Loan Document.

      "Material Agreements" has the meaning assigned such term in Section 8.24.

      "Material Indebtedness" means Debt (other than the Loans) or obligations in respect of one or more Swap Agreements, in a principal amount in excess of $500,000, of any one or more of the Borrower and its Subsidiaries. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any of its Subsidiaries in respect of any Swap Agreement at any time shall be the Swap Termination Value.

      "Maturity Date" means August 14, 2009 unless otherwise accelerated pursuant to Section 11.02.

      "Moody's" means Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

      "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in section 3(37) or 4001 (a)(3) of ERISA.

      "Net Present Value" means, in respect of either of the Proved Developed Producing Reserves and the Total Proved Reserves, respectively, of the Oil and Gas Properties, the present value of future cash flows (discounted at 10% per annum) calculated by the Administrative Agent in its sole and reasonable judgment (including using a price curve determined by mutual agreement of Borrower and Administrative Agent. Provided, however, that, if a mutual agreement cannot be reached, then the price curve that Administrative Agent uses in connection with its normal lending practices) after having reviewed the information from the most recent Reserve Report delivered by the Borrower pursuant to Section 7.01(q) or Section 9.12 and taking into account all other factors which the Administrative Agent deems material.

      "Notes" means the promissory notes of the Borrower described in Section
2.05 and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

      "Oil and Gas Properties" means (a) Hydrocarbon Interests; (b) the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests;
(e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and (g) all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

      "OPA" has the meaning given such term in the definition of Environmental Laws.

      "Operating Account" means an account designated by the Borrower from time to time by written notice to the Administrative Agent and the Lenders.

      "Operating Costs" means all costs (net to the Borrower and its Subsidiaries) associated with the direct operation of the Borrower's and its Subsidiaries' Oil and Gas Properties.

      "ORRI Assignment" means that certain Assignment of Overriding Royalty Interest in the form attached hereto as Exhibit H from the Borrower to Lenders.

      "Original Credit Agreement" has the meaning given such term in the Recitals hereto.

      "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document.

      "Participant" has the meaning assigned such term in Section 13.04(c)(i).

      "Partner Metrics" means Partner Metrics, LLC, an Affiliate of The Strickland Group.

      "Patriot Act" has the meaning assigned such term in Section 13.17.

      "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

      "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

      "Plan" means any employee pension benefit plan, as defined in section 3(2) of ERISA, which (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower or a Subsidiary or an ERISA Affiliate.

      "Post Default Rate" shall mean, in respect of the principal of any Loan or any other amount payable by the Borrower under this Agreement or any other Loan Document, a rate per annum equal to two percent (2%) per annum above the Applicable Rate, but in no event to exceed the Highest Lawful Rate during the period commencing on the date of occurrence of an Event of Default until such amount is paid in full or all Events of Default are cured or waived.

      "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

      "Prime Rate" means the rate of interest per annum publicly announced from time to time in the Wall Street Journal as the prime rate; each change in the Wall Street Journal's quotation of the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. In the event that the Wall Street Journal is no longer published or does not have a quotation for the Prime Rate, Lenders will utilize the Prime rate of Interest quoted by JPMorgan Chase Bank, N.A. or such other financial institution or publication that is nationally recognized; provided, however, in the event that the Prime Rate as provided for above is in excess of 10.25% for purposes of this Agreement, the Prime Rate shall be deemed to be 10.25% and in the event that the Prime Rate as provided for above is less than 6.25% for purposes of this Agreement, the Prime Rate shall be deemed to be 6.25%.

      "Proved Developed Non-Producing Reserves" has the meaning assigned such term in the SPE Definitions.

      "Proved Developed Producing Reserves" has the meaning assigned such term in the SPE Definitions.

      "Proved Undeveloped Reserves" has the meaning assigned such term in the SPE Definitions.

      "Quarterly Date" means the date that is 60 days after the Cutoff Date with respect to the applicable calendar quarter.

      "Rating Agencies" has the meaning assigned such term in Section 13.16.

      "Redemption" means with respect to any Debt, the repurchase, redemption, prepayment, repayment or defeasance (or the segregation of funds with respect to any of the foregoing) of such Debt. "Redeem" has the correlative meaning thereto.

      "Register" has the meaning assigned such term in Section 13.04(b)(iv).

      "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person's Affiliates.

      "Remedial Work" has the meaning assigned such term in Section 9.10(a).

      "Reserve Report" means the Initial Reserve Report and each other report, in form and substance satisfactory to the Lenders in their sole discretion (including, without limitation, the use of satisfactory methodologies and risk analyses), setting forth, the updated estimates of Proved Developed Producing Reserves, Proved Developed Non-Producing Reserves, and Proved Undeveloped Reserves and projected production profiles and overall economics of the Oil and Gas Properties, together with a projection of the rate of production and future cash flows as of such date, based on the following pricing assumptions:

      (a) oil and gas prices (as adjusted by Administrative Agent for btu content and quality) will be determined by Administrative Agent based on Administrative Agent's then current forward product pricing curve (which shall be made available to Borrower), which prices will be adjusted to reflect location and quality differentials and hedging arrangements then in place;

      (b) cash flow will be determined based on the Borrower's net production (projected production profile less royalty volumes adjusted for working interest ownership) multiplied by above prices, less (x) the Operating Costs and production and severance taxes and (y) capital expenditures including any abandonment costs; and

      (c) Operating Costs and production and severance taxes shall be based on actual costs.

      "Responsible Officer" means, as to any Person, the Chief Executive Officer, the President, any Financial Officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower acting on behalf of the Borrower.

      "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Borrower, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any option, warrant or other right to acquire any such Equity Interests in the Borrower.

      "Revenues" means all revenues earned by or on behalf of the Borrower and its Subsidiaries with respect to the following: (a) sales of Hydrocarbons from the Oil and Gas Properties (including any other working interest owner receipts received by Borrower or its Affiliates as operator of Oil and Gas Properties),
(b) cash representing operating revenue earned or to be earned by the Borrower and its Subsidiaries, (c) any insurance proceeds received by the Borrower or its Subsidiaries, (d) any proceeds from Swap Agreements, and (e) any other cash or cash equivalents received by the Borrower or its Subsidiaries from whatever source; provided that neither advances under the Loans nor proceeds from the sale of Borrower's Equity Interests shall constitute "Revenues".

      "SEC" means the Securities and Exchange Commission or any successor Governmental Authority.

      "Securitization" has the meaning assigned such term in Section 13.16.

      "Securitization Parties" has the meaning assigned such term in Section 13.16.

      "Security Instruments" means the Guaranty and Collateral Agreement, mortgages, deeds of trust and other agreements, instruments or certificates described or referred to in Exhibit F, and any and all other agreements, guarantees, instruments or certificates now or hereafter executed and delivered by the Borrower or any other Person (other than Swap Agreements with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other Lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of the Indebtedness, the Notes and this Agreement, as such agreements may be amended, modified, supplemented or restated from time to time.

      "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

      "SPE Definitions" means, with respect to any term, the definition thereof adopted by the Board of Directors, Society for Petroleum Engineers (SPE) Inc., March 1997.

      "Subordinated Debt" means the loans made by Itera (or one or more of its Affiliates) in amounts totaling at least $25,000,000 on terms satisfactory to the Administrative Agent pursuant to the Subordinated Debt Documents.

      "Subordinated Debt Documents" means that certain Term Loan Agreement, dated as of the Effective Date, between the Borrower and Itera, the Convertible Subordinated Note issued thereunder.

      "Subsequent Commitment Increase Request" means a written request by the Borrower to the Lenders relating to a Subsequent Commitment Increase with respect to a specific Development Project or the acquisition of additional Oil and Gas Properties. Such request shall be in the form of Exhibit B-2 and shall be delivered by the Borrower accompanied by supporting data relating thereto, which data shall include (a) the identification of the items or activities on the Development Plan or the terms and conditions of the acquisition (in each case) for which funds are being sought, (b) in the event of a Development Project, an authorization for expenditure (AFE) reflecting the total estimated cost of such items or activities, the information described in Schedule 1.01, or in the event of an acquisition of additional Oil and Gas Properties, the purchase price thereof and (c) such additional information as the Lenders shall reasonably request for the purpose of evaluating any Subsequent Commitment Increase relating thereto.

      "Subsequent Commitment Increases" has the meaning assigned such term in
Section 2.01(a).

      "Subsequent Funding Date" has the meaning assigned such term in Section 2.02(b).

      "Subsidiary" means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and (b) any partnership of which the Borrower or any of its Subsidiaries is a general partner or has the ability to appoint the general partner. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

      "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, "over-the-counter" or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

      "Swap Termination Value" means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined by the counterparties to such Swap Agreements.

      "Synthetic Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

      "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

      "Total Debt" means, at any date, all Debt of the Borrower and its Consolidated Subsidiaries on a consolidated basis.

      "Total Proved Reserves" shall be as defined in the SPE Definitions.

      "Transactions" means, with respect to (a) the Borrower, the execution, delivery and performance by the Borrower of this Agreement and each other Loan Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof, and the grant of Liens by the Borrower on the Collateral and other Properties pursuant to the Security Instruments and (b) each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, its guarantee of the Indebtedness and other obligations and its grant of Liens on Collateral and other Properties pursuant to the Security Instruments.

      "Warrant Agreement" means that certain Warrant Agreement issued by Borrower to the Lenders or their designee on the Effective Date in substantially the form attached hereto as Exhibit I, as the same may be amended, modified or supplemented from time to time.

      "Wholly-Owned Subsidiary" means any Subsidiary of which all of the outstanding Equity Interests (other than any directors' qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower or one or more of the Wholly-Owned Subsidiaries or by the Borrower and one or more of the Wholly-Owned Subsidiaries.

      Section 1.03 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained herein), (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including," (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement, and (g) any reference to this Agreement includes the Schedules, Exhibits and Annexes. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

      Section 1.04 Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP (or, with respect to the Borrower or its Subsidiaries, as otherwise agreed by the Borrower and the Administrative Agent), applied on a basis consistent with the Financial Statements except for changes in which the Borrower's independent certified public accountants concur and that are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to
Section 9.01(a); provided that, unless the Borrower and the Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

                                   ARTICLE II
                                   Commitment

      Section 2.01 Loan; Funding of Development Projects.

            (a) Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Loans to the Borrower in an aggregate principal amount not to exceed its Applicable Percentage of an initial commitment of the Lenders of Thirty Million Two Hundred Eighteen Thousand One Hundred and Eight Dollars ($30,218,108) (the "Initial Commitment"), with subsequent Loans in an aggregate principal amount not to exceed such Lender's Applicable Percentage of up to Nineteen Million Seven Hundred Eighty One Thousand Eight Hundred and Ninety Two Dollars ($19,781,892), in the manner and for the purposes provided in Section 2.01(b), Section 2.02(b) and Section 2.03(b) ("Subsequent Commitment Increases"); provided, however, that the aggregate amount of all Loans made hereunder shall not exceed Fifty Million Dollars ($50,000,000). The Initial Funding shall be utilized only for the purposes described in Section 2.03(a). Notwithstanding the preceding, Ten Milllion Dollars ($10,000,000) was originally advanced under the Original Credit Agreement and such amounts are deemed for all purposes hereunder as Loans. In addition, Three Million Five Hundred Thousand Dollars ($3,500,000) of the Commitment, of which only One Million Four Hundred Thousand Dollars ($1,400,000) has been approved as of this date and included in the Initial Commitment, may only be used for the funding of the Bridge Loans. Any amount of the Commitments which has not been borrowed by the Borrower prior to March 21, 2009 (the "Commitment Termination Date") shall not be available to the Borrower for Loans from and after such Commitment Termination Date; provided that any of the Commitment to be used with respect to the Bridge Loans which has not been borrowed by the Borrower prior to the Bridge Loan Termination Date shall not be available to the Borrower for Bridge Loans or other Loans from and after such Bridge Loan Termination Date.

            (b) Subsequent Commitment Increases. Each Subsequent Commitment Increase is intended to be used to fund all or a portion of the Borrower's acquisition of additional Oil and Gas Properties from third parties, additional development of the Borrower's Oil and Gas Properties in accordance with the Development Plan, future transaction costs in connection with this Agreement, payment of the Commitment Fee, Bridge Loan Fee and as is otherwise set forth in
Section 2.03(b) and must comply with the conditions precedent set forth in
Section 7.02 and Section 7.03. The Lenders shall not be obligated to advance any funds in connection with a Subsequent Commitment Increase unless the conditions precedent with respect thereto have been satisfied to the Lenders' satisfaction. Upon satisfaction of the conditions to a Subsequent Commitment Increase, such funding shall occur in accordance with Section 2.02 and Section 2.03. In the event that Borrower is seeking Subsequent Commitment Increase in connection with the Bayou Couba Seismic Program or the Bayou Couba Acquisition, Borrower must designate such Subsequent Commitment Increase as being a Bridge Loan.

      Section 2.02 Borrowings. Subject to the satisfaction of all conditions precedent by the date of such funding:

            (a) Initial Funding. On the Effective Date, each Lender shall severally make a Loan to the Borrower in an amount equal to such Lender's Applicable Percentage of the first $16,494,908 of the Initial Commitment (the "Initial Funding"), as set forth in the Initial Funding Disbursement Request delivered to such Lender by 11:00 a.m. at least five Business Days prior to the Effective Date and approved by the Lenders. The remaining $13,723,200 of the Initial Commitment will be funded in accordance with Section 2.02(b) (provided that with respect to any funding with respect to the Razor leases and other leases associated with the lands covered by the Razor leases, Borrower shall have provided Administrative Agent with satisfactory title materials in the sole discretion of the Administrative Agent) and together with the $16,494,908 advanced under the Original Credit Agreement shall comprise the Initial Commitment.

            (b) Subsequent Funding. On each Subsequent Funding Date after the Effective Date, each Lender shall severally make a Loan to the Borrower in an aggregate principal amount equal to its Applicable Percentage of the amount set forth in an approved Invoice Disbursement Request relating to an approved Subsequent Funding Request, which amount shall not exceed either (i) the then unutilized amount of such Lender's Commitment or (ii) with respect to any Subsequent Funding for any Development Project, when taken together with the previous Subsequent Fundings made by the Lenders with respect to an approved Subsequent Commitment Increase Request covering such Development Project, of the amount set forth in any authority for expenditure relating to such Subsequent Commitment Increase Request. A "Subsequent Funding Date" shall mean any Business Day prior to the Commitment Termination Date that is designated as the funding date in an Invoice Disbursement Request, which date must be at least five Business Days after the receipt of such Invoice Disbursement Request and must be set forth in such Invoice Disbursement Request as the date of such Subsequent Funding. Prior to making Loans with respect to development activities on the Borrower's Oil and Gas Properties as described in any Development Plan or any acquisition of additional Oil and Gas Properties, the Borrower will be required to submit an Invoice Disbursement Request with respect to such advances. The Lenders shall have no further obligation to fund any Loans after the Commitment Termination Date. Any request for a Loan the proceeds of which will be used to fund costs or expenses with respect to the Bayou Couba Seismic Program or the Bayou Couba Acquisition shall be designated Bridge Loans.

            (c) Advances. Not later than 1:00 p.m. New York, New York time on the date specified for each Borrowing hereunder, each Lender shall make available the amount of the Loan to be made by such Lender on such date in immediately available funds, for the account of the Borrower. The Borrowing shall, subject to the terms and conditions of this Agreement, be (i) made available to the Borrower by transferring the same, in immediately available funds, to the Operating Account or, at the discretion of the Administrative Agent, to the Lockbox Account or (ii) distributed directly to third parties pursuant Section 2.03(d).

            (d) Presumption of Funding by the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of the Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with
Section 2.02(c) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at the rate of interest equal to either (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the Applicable Rate. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

            (e) Minimum Amounts. All Borrowings made pursuant to the notices described in Section 2.02(b) shall be in amounts of at least $100,000 or the remaining balance of the Commitment, if less.

            (f) Monthly Limit. There shall not be more than one Subsequent Commitment Increase within any continuous 30 day period without the consent of the Administrative Agent.

      Section 2.03 Use of Proceeds. The proceeds of the Loans may be used only for the following purposes:

            (a) Initial Funding. The proceeds of the Initial Funding may be used only to:

                  (i) fund drilling and development of Oil and Gas Properties, in the amount of $14,833,170 as provided for in the Development Plan, of which a portion of such amount shall be utilized to reimburse the Borrower for amounts previously paid in connection with drilling and development of Oil & Gas Properties;

                  (ii) pay an amount up to $1,200,000 related to the costs associated with the Bayou Couba Seismic Program as a Bridge Loan;

                  (iii) pay an amount up to $347,066 related to the Commitment Fee and Bridge Loan Fee; and

                  (iv) pay transaction costs of up to $114,672 with respect to the closing of the transaction contemplated by this Agreement (including Arranger's and the Lender's transaction costs) and pay certain other costs as set forth in the Initial Funding Disbursement Request approved by the Lenders.

            (b) Subsequent Commitment Increases. The proceeds of any Subsequent Commitment Increase may be used only to:

                  (i) fund the acquisition of additional Oil and Gas Properties, in the amounts and for the purposes set forth in the applicable Subsequent Commitment Increase Request and each Invoice Disbursement Request relating thereto for such acquisition;

                  (ii) fund Development Projects, but only for the amounts and purposes set forth in the applicable Subsequent Commitment Increase Request and each Invoice Disbursement Request relating thereto for such Development Project;

                  (iii) pay any amounts due under Section 2.04; and

                  (iv) pay transaction costs not paid at the Effective Date and legal costs incurred in connection with the administration of this Agreement.

            (c) Bridge Loans. Any amounts that have been committed as part of a Bridge Loan shall only be used for the purpose of paying the costs with respect to the (i) Bayou Couba Seismic Program and (ii) the Bayou Couba Acquisition. Borrower will not utilize the proceeds from any Loan, except a Bridge Loan, for purposes of paying any costs, expenses, purchase price or making any Capital Expenditures or Investments with respect to or in connection with the Bayou Couba Acquisition or the Bayou Couba Seismic Program.

            (d) Initial Commitment. Any amounts that have been committed as part of the Initial Commitment but were not funded as part of the Initial Funding shall only be used to fund Development Projects.

            (e) Direct Funding. The Lenders may, in their sole discretion, disburse any portion of any advance directly to the Person or Persons to whom such proceeds are to be paid, and impose such conditions as they deem appropriate to insure that such funds are timely and properly paid to such Persons.

      Section 2.04 Fees.

            (a) Commitment Fee. The Borrower shall pay to Administrative Agent a fee equal to one and one-half percent (1.5%) of all amounts committed to be loaned to the Borrower hereunder (except with respect to amounts that were advanced under the Original Credit Agreement and for the commitments associated with the Bridge Loans for which no Commitment Fee shall apply), as follows: (i) in connection with the Initial Funding, Borrower will pay $277,066 with respect to the amounts committed under the Initial Commitment, and (ii) the Borrower will pay on the date that any Subsequent Commitment Increase Request has been approved by each of the Lenders a fee equal to one and one-half percent (1.5%) of the amounts committed under the then subject Subsequent Commitment Increase in excess of the Initial Commitment ("Commitment Fee").

            (b) Bridge Loan Fee. The Borrower shall pay to Administrative Agent a fee equal to five percent (5.00%) of all amounts committed to be loaned to the Borrower hereunder as Bridge Loans, as follows: (i) in connection with the Initial Funding, Borrower will pay $70,000 with respect to the amounts committed under the Initial Commitment, and (ii) the Borrower will pay on the date that any Subsequent Commitment Increase Request has been approved by each of the Lenders the proceeds of which are to be used as a Bridge Loan a fee equal to five percent (5.00%) of the amounts committed under the then subject Subsequent Commitment Increase in excess of the initial amount committed for Bridge Loans("Bridge Loan Commitment Fee").

            (c) Administrative Fee. The Borrower shall pay to the Administrative Agent in arrears a semi-annual administrative fee of $25,000 and on each August 15 and February 15 of each year that this Agreement is in effect and on the Credit Agreement Termination Date.

            (d) Exit Fee. In addition to other fees in this Section 2.04, the Borrower shall pay to the Administrative Agent an exit fee equal to five percent (5.00%) of the total amount of the Bridge Loans that were committed under this Agreement on the earlier to occur of (i) the date on which Borrower has repaid all of the Bridge Loans in full or (ii) the Bridge Loan Termination Date.

      Section 2.05 Notes. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, dated, in the case of (a) any Lender party hereto as of the date of this Agreement, the date of this Agreement or (b) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, payable to the order of such Lender in a principal amount equal to its Commitment as in effect on such date, and otherwise duly completed. The date, amount and interest rate of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note. In the event that any Lender's Loan increases or decreases for any reason (whether pursuant to Section 13.04(b) or otherwise), upon such Lender's request, the Borrower shall deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to the order of such Lender in a principal amount equal to its Loan after giving effect to such increase or decrease, and otherwise duly completed. The Administrative Agent shall cause each Lender to provide Borrower with written notice of any transfer.

                                   ARTICLE III
                       Payments of Principal and Interest

      Section 3.01 Repayment of Loans.

            (a) On each Quarterly Date beginning on March 31, 2007 (each such Quarterly Date being a "Disbursement Date") and thereafter, the Borrower shall repay principal (to Administrative Agent by payment in cash of immediately available funds or through Administrative Agent disbursing such funds from the Lockbox Account when and if such Lockbox Account is established) by an amount equal to fifty percent (50%) of Free Cash Flow. On February 28, 2006 Borrower will make a principal payment on the Indebtedness by making a payment to Administrative Agent in cash of immediately available funds in an amount of $600,000.

            (b) Notwithstanding the provisions of Section 3.01(a) above, upon the occurrence and during the continuation of any Event of Default, on each Quarterly Date during such period the Borrower shall repay principal (to Administrative Agent by payment in cash of immediately available funds or through Administrative Agent disbursing such funds from the Lockbox Account when and if such Lockbox Account is established) by an amount equal to one hundred percent (100%) of Free Cash Flow.

            (c) Payments made pursuant to Section 3.01(a) and (b) shall be first applied to Loans that are not Bridge Loans. The Bridge Loans shall be repaid from equity contributions or other Debt of the Borrower only.

            (d) Notwithstanding anything herein to the contrary, if not paid prior thereto, the Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of such Lender's Loans and the accrued and unpaid interest thereon on the Maturity Date.

      Section 3.02 Interest.

            (a) Interest Rates. The Borrower will pay to each Lender interest on the unpaid principal amount of its Loans for the period commencing on the date that such Loan is made to but excluding the date such Loan shall be paid in full at the Applicable Rate, but in no event to exceed the Highest Lawful Rate.

            (b) Post-Default Rate. Notwithstanding the foregoing, the Borrower will pay to the Lenders interest at the Post-Default Rate on the principal of the Loans, and (to the fullest extent permitted by law) on any fees and other amounts payable by the Borrower hereunder, under the Notes or under any other

Loan Document, for the period commencing on the date of any Event of Default until the same is paid in full or all Events of Default are cured or waived (after as well as before judgment).

            (c) Due Dates. Accrued interest on the Loans shall be due and payable on the last day of each month and on the Credit Agreement Termination Date; provided that (i) interest accrued pursuant to Section 3.02(b) shall be payable on demand and (ii) in the event of any repayment or prepayment of any Loan pursuant to Section 3.03(a) or Section 3.04, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

            (d) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

      Section 3.03 Prepayments.

            (a) Voluntary Prepayments. The Borrower may prepay all or any portion of the Loans upon not less than 10 Business Days prior notice to the Lenders, which notice shall be irrevocable and shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least the lesser of $100,000 or the remaining principal balance outstanding on the Loans) and effective only upon receipt by each Lender, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. Each prepayment of the Loans shall be applied ratably to all Loans then outstanding.

            (b) Reborrowing Prohibited; Application of Prepayments. Any voluntary or mandatory payments or prepayments on the Loans may not be reborrowed.

            (c) No Penalty. Prepayments permitted or required under this Article III shall be without premium or penalty.

      Section 3.04 Mandatory Repayments.

            (a) Bridge Loan Repayment. On or prior to the Bridge Loan Termination Date, the Borrower shall repay the Bridge Loans together with accrued interest on such portion of the Bridge Loans so repaid in accordance with Section 3.02(c).

            (b) Sale of Properties. In the event that the Borrower or its Subsidiaries sell, assign or otherwise dispose of any of their Oil and Gas Properties (other than asset sales permitted by Section 10.14(a) and (b), then the Borrower shall prepay the Loans together with accrued interest on such portion of the Loans so prepaid in accordance with Section 3.02(c) on the date of such sale or other disposition of the Oil and Gas Properties occurs in an aggregate amount equal to, unless otherwise agreed to in writing by the Lenders, the proceeds of such sale or disposition, less the actual costs and fees associated with such sale or disposition provided that such costs and fees are not in excess of 4% of the proceeds from such sale or disposition or are otherwise approved by the Lenders.

                                   ARTICLE IV
                Payments; Pro Rata Treatment; Sharing of Set-offs

      Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

            (a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees, or of amounts payable under Section 5.01, Section 5.02 or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall not be refundable unless the Administrative Agent agrees otherwise. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices specified in Section 13.01, except that payments pursuant to Section 5.01, Section 5.02 and Section
13.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

            (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

            (c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

      Section 4.02 Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lenders with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

      Section 4.03 Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.02(d) or Section 4.02 then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                                    ARTICLE V
                             Increased Costs; Taxes

      Section 5.01 Increased Costs.

            (a) Capital Requirements. If any Lender shall be a bank or other Person subject to any capital adequacy rules, and such Lender reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by Lenders hereunder, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction in rate of return suffered with respect to the amounts advanced under the Loans.

            (b) Certificates. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in the immediately preceding subsection (a) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

            (c) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender to demand compensation pursuant to this
Section 5.01 shall not constitute a waiver of such Lender's right to demand such compensation.

      Section 5.02 Taxes.

            (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.02), the Administrative Agent or Lenders (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Guarantor shall make such deductions and (iii) the Borrower or such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) Payment of Other Taxes by the Borrower. The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender within 10 days after written demand therefore, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.02) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Administrative Agent or a Lender as to the amount of such payment or liability under this Section 5.02 shall be delivered to the Borrower and shall be conclusive absent manifest error.

            (d) Evidence of Payments. As soon as practicable, but in any event within 30 days after receipt of a request by the Administrative Agent of evidence of any payment of Indemnified Taxes or Other Taxes by the Borrower or a Guarantor to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                                   ARTICLE VI
                      Lockbox Procedures; Casualty Proceeds

      Section 6.01 Lockbox Account.

            (a) If Administrative Agent so elects, the Borrower and the Administrative Agent shall establish within 10 days of receipt of notice of such election, and thereafter maintain at the Borrower's expense an interest-bearing account (the "Lockbox Account") under Administrative Agent's exclusive control with a bank (the "Lockbox Bank") reasonably acceptable to the Lenders which has entered into an account control agreement pursuant to which all Revenues to be received by the Borrower or its Subsidiaries shall be deposited, and the Borrower shall direct (and hereby agrees to direct) each payor of any Revenues of the borrower and its Subsidiaries now and in the future to make payment to such Lockbox Account. The Borrower hereby irrevocably appoints Administrative Agent as its attorney-in-fact (and such appointment shall be deemed to be coupled with an interest so long as any Loans remain outstanding) to address any direction letter or letter-in-lieu of division order executed by the Borrower it may hold and deliver or have delivered any such letter to any Person purchasing Hydrocarbons from the Oil and Gas Properties that is not then directing payment for such Hydrocarbons to the Lockbox Account.

            (b) On each Disbursement Date, Administrative Agent (on behalf of the Lenders) shall direct the Lockbox Bank to make the following payments from the Lockbox Account in the following order of priority and to the extent funds remain available:

                  (i) amounts to the Borrower to (A) pay overriding royalty interests created under any ORRI Assignment and to pay other royalties and overriding royalty interests (1) with respect to existing Oil and Gas Properties, to the extent such burdens exist at the time of the execution of this Agreement and (2) with respect to Oil and Gas Properties that Borrower acquires subsequent to the date of this Agreement to the extent such burdens exist at the time that the Borrower acquires such Oil and Gas Properties and is payable to non-Affiliated third parties, and (B) remit any revenues attributable to the working interests of non-Affiliated third parties that were paid to or received by the Borrower, in each case, as the Lenders determine is reasonably accurate in its good faith discretion and any applicable severance tax or ad-valorem tax attributable to all proceeds received by the Borrower;

                  (ii) payment to any third party (including Lenders or any of their Affiliates) of any amounts due under any Swap Agreement of the Borrower approved by the Lenders;

                  (iii) Operating Costs;

                  (iv) payment of any cash or cash equivalents representing proceeds of insurance policies with respect to any casualty to any of the Borrower's Property (the "Casualty Proceeds"), to the Casualty Proceeds Account subject to and in accordance with the provisions of Section 6.03;

                  (v) payment of all fees owed to any of the Administrative Agent or the Lenders then due and unpaid under Section 2.04;

                  (vi) payment of all interest then accrued and unpaid on the Loans;

                  (vii) payment to the Administrative Agent and the Lenders of any other amounts due (other than principal on the Loans) under this Agreement and any of the other Loan Documents;

                  (viii) payment of all principal then due under Section 3.01.; and

                  (ix) payment of any residual amount to the Borrower.

            (c) The Administrative Agent may, at its option, apply sums in the Lockbox Account to pay directly to the ultimate payee thereof some or all of the payments described in Section 6.01, as the Lenders elect, including advances or prepayment to third Persons of expenditures incurred in the ordinary course of Borrower's operation of its Properties.

            (d) Upon the Credit Agreement Termination Date, all amounts remaining in the Lockbox Account shall be disbursed to the Borrower to the Operating Account.

      Section 6.02 Notice. Immediately following the establishment of the Lockbox Account, the Borrower shall send Direction Letters, to all Persons that owe or are expected to owe Cash Receipts to the Borrower or its Subsidiaries, directing such persons to forward all such amounts directly to the Lockbox Account. The Borrower hereby irrevocably appoints the Administrative Agent as its attorney-in-fact (such appointment being coupled with an interest) for sending any such notice to any Person who is or may become obligated to make any payment of Cash Receipts to the Borrower. After the establishment of the Lockbox Account, with respect to Cash Receipts received directly by the Borrower, the Borrower shall within three Business Days deposit, or cause to be deposited, all such amounts in the Lockbox Account. If the Borrower has knowledge that any Person is in receipt of Cash Receipts that would otherwise be properly deposited in the Lockbox Account, the Borrower shall promptly notify such Person and the Administrative Agent in writing of such circumstance and shall direct such Person to deposit, or cause to be deposited, all such amounts in the Lockbox Account.

      Section 6.03 Casualty Proceeds. All Casualty Proceeds (for collateral purposes) are hereby assigned by the Borrower to the Administrative Agent, and the Borrower shall have the right to collect any such payments, and such payments shall be deposited by the Lenders or the Administrative Agent in an account at the Lockbox Bank controlled by Administrative Agent (the "Casualty Proceeds Account"). In the event of any casualty, the Borrower shall deliver within 30 days, a written report from an engineering firm acceptable to the Lenders describing the nature of the casualty, the nature of any restoration required, and a good faith estimate of the cost of such restoration. If the Lenders in their sole discretion determine that the remediation is not in its best interests, given the cost of such restoration and the effect such restoration would have on the amount and timing of repayment of the Loans, then the Lenders may apply such Casualty Proceeds to the prepayment of the outstanding principal balance and accrued interest of the Loans and the other Indebtedness, whether or not such Indebtedness is then due and payable. If the Lenders determine that such Casualty Proceeds shall be used for restoration, then the proceeds shall be disbursed from the Casualty Proceeds Account for such restoration in accordance with procedures reasonably determined by the Lenders consistent with construction loan funding principles. Notwithstanding the foregoing, if the Lenders determine that the Casualty Proceeds shall be used for restoration and such Casualty Proceeds are less than $50,000, then such amount shall be disbursed from the Casualty Proceeds Account to the Borrower and the Borrower shall utilize such proceeds solely for restoration of such casualty.

                                   ARTICLE VII
                              Conditions Precedent

      Section 7.01 Initial Funding. The obligations of the Lenders to make their Loans under the Initial Funding shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 13.02):

            (a) The Administrative Agent, the Arranger and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

            (b) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower and each other Loan Party setting forth (i) approval by the Board of Directors or other similar governing body of the Borrower or each other Loan Party to execute and deliver the Loan Documents to which the Borrower or such other Loan Party is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower or other Loan Party (y) who are authorized to sign the Loan Documents to which the Borrower is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and the certificate of incorporation and bylaws or similar organizational documents, of the Borrower and each other Loan Party, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower or other Loan Party to the contrary.

            (c) The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of each of the Loan Parties.

            (d) The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of Exhibit D, duly and properly executed by a Responsible Officer and dated as of the date of Effective Date.

            (e) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

            (f) The Administrative Agent shall have received duly executed Notes payable to the order of each Lender in a principal amount equal to its Commitment dated as of the date hereof.

            (g) The Borrower shall have delivered to the Administrative Agent the Initial Funding Disbursement Request in the amount of $16,494,908.

            (h) The Administrative Agent shall have received from the Borrower duly executed counterparts of the ORRI Assignments for each Lender or their designee with respect to the Oil and Gas Properties of the Borrower as of the date of such funding as provided for herein.

            (i) The Administrative Agent shall have received from each party thereto duly executed counterparts of the Warrant Agreement.

            (j) To the extent requested by Administrative Agent, the Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of any amendments to and/or ratification and reaffirmation agreements related to the Security Instruments, including the Security Agreement, the Guaranty and Pledge Agreement, the Pledge Agreement and the other Security Instruments described on Exhibit F. In connection with the execution and delivery of such documents, the Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens on the Collateral, as security for the Indebtedness, such Liens being subject only to Excepted Liens identified in clauses (a) through (j) of the definition thereof, but subject to the provisos at the end of such definition.

            (k) The Administrative Agent shall have received an opinion of (i) Eaton & Van Winkle LLP, special New York counsel to the Borrower, substantially in the form of Exhibit E-1 hereto, (ii) Jackson Walker L.L.P., special Texas counsel to the Borrower substantially in the form of Exhibit E-2 and (iii) Schully Roberts Slattery & Marino, special Louisiana counsel to the Borrower substantially in the form of Exhibit E-3.

            (l) The Administrative Agent shall have received to its satisfaction
(i) an amendment to the Subordination Agreement between the Borrower and the holders of the Subordinated Debt dated as of September 26, 2006 related to the Borrower entering into this Agreement and (ii) a ratification and acknowledgment with respect to each of the Guaranties that were made under the Original Credit Agreement.

            (m) The Administrative Agent shall have received a certificate of insurance coverage of each of the Loan Parties evidencing that the Loan Parties are carrying insurance in accordance with Section 8.12.

            (n) The Administrative Agent shall have received title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to the Borrower's and its Subsidiaries' Oil and Gas Properties evaluated in the Initial Reserve Report as of the Effective Date.

            (o) The Administrative Agent shall be reasonably satisfied with the environmental condition of the Oil and Gas Properties of the Loan Parties.

            (p) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Borrower has received all consents and approvals required by Section 8.03.

            (q) The Administrative Agent shall have received (i) the financial statements referred to in Section 8.04(a), (ii) the Initial Reserve Report accompanied by a certificate covering the matters described in Section

9.12(b)(i) through (iii) copies of all material contracts or agreements, including, but not limited to, all operating agreements covering the Oil and Gas Properties, as well as all marketing, transportation, and processing agreements related to such Oil and Gas Properties.

            (r) The Administrative Agent shall have received appropriate UCC search certificates reflecting no prior Liens encumbering the Properties the Borrower and its Subsidiaries for each of the following jurisdictions: Texas and any other jurisdiction requested by the Administrative Agent. The Administrative Agent shall have received appropriate UCC search certificates reflecting no prior Liens encumbering the Properties being pledged pursuant to Security Instruments for the State of Texas and any other jurisdiction requested by the Administrative Agent.

            (s) The Administrative Agent shall be reasonably satisfied with the Borrower's current hedging position and each Swap Agreement the Borrower or its Subsidiaries is currently a party to.

            (t) The Administrative Agent shall be reasonably satisfied that there are no negative price deviations in the oil and gas prices since June 30, 2006 that would have a Material Adverse Effect on the value of the Borrower's and its Subsidiaries' Oil and Gas Properties.

            (u) The Administrative Agent shall be satisfied that there has been no Material Adverse Effect to the Borrower since June 30, 2006.

            (v) The Administrative Agent shall have received and reviewed, with results satisfactory to the Lenders, an employment agreement between the Borrower and each of its key employees (collectively, the "Employment Agreements"), which shall include without limitation its chief executive officer, chief operating officer and chief financial officer, which Employment Agreements shall include employment terms that are acceptable to the Administrative Agent.

            (w) The Administrative Agent shall have received Letters-in-Lieu executed in blank by the Borrower and any Loan Party as applicable, in such quantity as the Administrative Agent may reasonably request.

            (x) Each of the Borrower and each of its Subsidiaries shall be in full compliance with all financial obligations under any document or agreement enforceable against it.

            (y) The Administrative Agent shall have received Direction Letters executed in blank by the Borrower and any Loan Party as applicable, in such quantity as the Administrative Agent may reasonably request.

            (z) Since June 30, 2006, there shall not have been any disruption or adverse change in the financial or capital markets.

            (aa) The Borrower and the Lenders shall have agreed upon the Development Plan.

            (bb) Completion by the Administrative Agent and the Lenders of a satisfactory due diligence review, including, but not limited to the review of all engineering, operations, land, title, environmental and financial data or information.

            (cc) Satisfactory due diligence review of the Borrower's material agreements, including, but not limited to, satisfactory review of the operating agreements governing the Oil and Gas Properties, the drilling contracts, marketing agreements, transportation agreements and processing agreements.

            (dd) The Administrative Agent shall be reasonably satisfied with the potential plugging and abandonment liabilities associated with the Oil & Gas Properties, including, without limitation, the bonding or collateralization obligations of the Borrower associated therewith.

            (ee) The Administrative Agent shall have received such other documents as it or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 13.02) at or prior to 2:00 p.m., New York City time, on October 1, 2006 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

      Section 7.02 Subsequent Commitment Increases. The obligation of the Lenders to make Loans to the Borrower with respect to any Subsequent Commitment Increases is subject to the following conditions:

            (a) The satisfaction of the conditions set forth in Section 7.03.

            (b) The delivery to the Lenders and their approval (in their sole discretion) in writing of (i) a Subsequent Commitment Increase Request (delivered by the Borrower to the Lenders at least 30 days, but not more than 90 days, prior to the date when the first Invoice Disbursement Request relating thereto is to be delivered by the Borrower to the Administrative Agent) relating to a specific Development Project and (ii) an Invoice Disbursement Request relating to an approved Subsequent Commitment Increase Request. The Lenders' approval, if any, of any Subsequent Commitment Increase Request shall be at their sole and unfettered discretion; any such approval will require that with respect to (A) any Development Project, such Development Project is in accordance with the (x) Development Plan (including as to scope of work, the means and method of the work, the cost of the work, and the timing for the commencement and completion of the work), and (y) other information delivered to the Lenders in connection with the Subsequent Commitment Increase Request and
(B) any acquisition of any additional Oil and Gas Properties, Borrower shall provide such information as the Lenders may request. No Lenders shall have any obligation to approve any Subsequent Commitment Increase Request.

            (c) In the case of a Subsequent Commitment Increase relating to the acquisition of any additional Oil and Gas Properties, the satisfaction of the conditions (modified as appropriate to apply to such additional Oil and Gas

Properties) set forth in Sections Section 7.01(b), (h), (j), (m), (n), (o), (r),
(w), (y), (cc), (dd) and (ee) with respect to such additional Oil and Gas Properties.

            (d) Lenders are satisfied with Borrower's current hedging position taking into consideration any proposed Development Projects being proposed in connection with a Subsequent Funding.

      Section 7.03 All Fundings. The obligation of the Lenders to make Loans to the Borrower upon the occasion of each Borrowing hereunder (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Borrowing and after giving effect thereto:

            (a) no Default shall have occurred and be continuing;

            (b) no Material Adverse Effect shall have occurred; and

            (c) the representations and warranties made or deemed made by the Borrower or any Affiliate in Article VIII and in the Loan Documents shall be true and correct on and as of the date of such Borrowing with the same force and effect as if made on and as of such date and following such new Borrowing, except to the extent such representations and warranties are expressly limited to an earlier date or the Lenders may expressly consent in writing to the contrary.

      Section 7.04 Conditions Precedent for the Benefit of the Lender. All conditions precedent to the obligations of the Lenders to make any advance is imposed hereby solely for the benefit of the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make any advance in the absence of strict compliance with such conditions precedent.

      Section 7.05 No Waiver. No waiver of any condition precedent shall preclude the Lenders from requiring such condition to be met prior to making any subsequent advance of the Loans.

                                  ARTICLE VIII
                         Representations and Warranties

      The Borrower represents and warrants to the Lenders that:

      Section 8.01 Organization; Powers. Each of the Loan Parties is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

      Section 8.02 Authority; Enforceability. The Transactions are within each Loan Party's powers and have been duly authorized by all necessary corporate, company or partnership (as applicable) action and, if required, shareholder, member and/or partner action. Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

      Section 8.03 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including partners of the Borrower, members, shareholder or any class of directors, whether interested or disinterested, of any Loan Party or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than (i) the recording and filing of the Security Instruments as required by this Agreement and (ii) those third party approvals or consents that, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (b) will not violate any applicable law or regulation or bylaws, limited liability company agreements, regulations, the limited partnership agreement, certificate of limited partnership, articles or certificate of incorporation or other organizational or formation documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or its Properties, or give rise to a right thereunder to require any payment to be made by such Loan Party and (d) will not result in the creation or imposition of any Lien on any Property of any Loan Party (other than the Liens created by the Loan Documents).

      Section 8.04 Financial Condition; No Material Adverse Change.

            (a) The Borrower has heretofore furnished to the Administrative Agent and the Arranger the consolidated balance sheet and statements of income, owner's equity and cash flows for the Borrower and its Consolidated Subsidiaries
(i) as of and for the fiscal year ended December 31, 2005 (audited), and (ii) as of and for the fiscal quarter ended June 30, 2006 (unaudited), certified by its Financial Officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the unaudited quarterly financial statements.

            (b) Since June 30, 2006, (i) there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect and (ii) the business of each of the Loan Parties, if any, has been conducted only in the ordinary course consistent with past business practices.

            (c) No Loan Party has on the date hereof any material Debt (including Disqualified Capital Stock) or any contingent liabilities, off-balance sheet liabilities or partnerships, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements or as provided for in the Loan Documents.

      Section 8.05 Litigation.

            (a) Except as set forth on Schedule 8.05, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party (i) that are not fully covered by insurance (except for normal deductibles), or (ii) that involve any Loan Document or the Transactions.

            (b) Since the date of this Agreement, there has been no negative change in the status of the matters disclosed in Schedule 8.05.

      Section 8.06 Environmental Matters. Except as is set forth on Schedule
8.06:

            (a) neither any Property of any Loan Party nor the operations conducted thereon violate in any material respect any order or requirement of any court or Governmental Authority or any Environmental Laws.

            (b) no Property of any Loan Party nor the operations currently conducted thereon or, to the knowledge of any Loan Party, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws.

            (c) all notices, permits, licenses, exemptions, approvals or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of each Loan Party, including, without limitation, past or present treatment, storage, disposal or release of a hazardous substance, oil and gas waste or solid waste into the environment, have been duly obtained or filed, and each Loan Party is in compliance in all material respects with the terms and conditions of all such notices, permits, licenses and similar authorizations.

            (d) all hazardous substances, solid waste and oil and gas waste, if any, generated at any and all Property of any Loan Party have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the knowledge of any Loan Party, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws.

            (e) the Loan Parties have taken all steps reasonably necessary to determine and has determined that no oil, hazardous substances, solid waste or oil and gas waste, have been disposed of or otherwise released and there has been no threatened release of any oil, hazardous substances, solid waste or oil and gas waste on or to any Property of any Loan Party except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment.

            (f) to the extent applicable, all Property of each Loan Party currently satisfies in all material respects any design, operation, and equipment requirements imposed by the OPA, and no Loan Party has any reason to believe that such Property, to the extent subject to the OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement.

            (g) none of the Loan Parties has any known contingent liability or Remedial Work in connection with any release or threatened release of any oil, hazardous substance, solid waste or oil and gas waste into the environment.

            (h) none of the Loan Party's oil and gas operations on its Oil and Gas Properties will be subject to any environmental assessment requirements under the National Environmental Policy Act or any analogous Governmental Regulation or any other environmental review or assessment requirements in excess of environmental review and assessment requirements required in connection with the Loan Parties obtaining any permits or other authorization required in completing recent wells on their Properties.

      Section 8.07 Compliance with the Laws and Agreements; No Defaults.

            (a) Each of the Loan Parties is in material compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property and possesses all licenses, permits, franchises, exemptions, approvals and other governmental authorizations necessary for the ownership of its Property and the conduct of its business.

            (b) None of the Loan Parties is in default nor has any event or circumstance occurred that, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default or would require a Loan Party to Redeem or make any offer to Redeem under any indenture, note, credit agreement or instrument pursuant to which any Material Indebtedness is outstanding or by which such Party or any of their Properties is bound.

            (c) No Default has occurred and is continuing.

      Section 8.08 Investment Company Act. None of the Loan Parties nor any Affiliate of the Loan Parties is an "investment company" or a company "controlled" by an "investment company," within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

      Section 8.09 Taxes. Each of the Loan Parties has timely filed or caused to be filed all federal and state Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which the Loan Parties have set aside adequate reserves in accordance with GAAP in a segregated account controlled by the Administrative Agent. The charges, accruals and reserves on the books of the Loan Parties in respect of Taxes and other governmental charges are, in the reasonable opinion of the Loan Parties, adequate. No Tax Lien has been filed and, to the knowledge of the Loan Parties, as applicable, no claim is being asserted with respect to any such Tax or other such governmental charge.

      Section 8.10 ERISA.

            (a) The Loan Parties and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

            (b) Each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

            (c) No act, omission or transaction has occurred which could result in imposition on the Loan Parties or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to subsections (c),
(i) or (l) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

            (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since September 2, 1974. No liability to the PBGC (other than for the payment of current premiums that are not past due) by any Loan Party or any ERISA Affiliate has been or is expected by the Borrower, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

            (e) Full payment when due has been made of all amounts which the Loan Parties or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

            (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of the Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

            (g) Neither the Loan Parties nor any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the any Loan Party or any ERISA Affiliate in its sole discretion at any time without any material liability.

            (h) Neither the Loan Parties nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date hereof sponsored, maintained or contributed to, any Multiemployer Plan.

            (i) Neither the Loan Parties nor any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

      Section 8.11 Disclosure; No Material Misstatements. None of the written information, statements, exhibits, certificates, documents or reports furnished to either the Administrative Agent or the Lenders by the Loan Parties or any of their Affiliates in connection with the negotiation of this Agreement and the other Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made, as of the time made, and with respect to the Borrower and its Affiliates taken as a whole. There is no fact peculiar to any Loan Party or any of their Affiliates which has a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement, the Loan Documents or the other documents, certificates and statements furnished to the Administrative Agent and the Lenders by or on behalf of the Loan Parties or their Affiliates prior to, or on, the Effective Date in connection with the transactions contemplated hereby. There are no statements or conclusions in any Reserve Report taken as a whole that are based upon or include misleading information or fail to take into account material information regarding the matters reported therein which is (i) supplied by or on behalf of the Borrower, or (ii) though the information is not supplied by the Borrower, the Borrower has actual knowledge of its misleading nature.

      Section 8.12 Insurance. Schedule 8.12 attached hereto contains an accurate and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance that are owned or held by or on behalf of the Loan Parties. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid (if due), and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all Governmental Requirements pertaining to the business of the Borrower and all agreements to which the Loan Parties are a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage for the assets and operations of the Loan Parties, and to the knowledge of each Loan Party, in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business; will remain in full force and effect through the respective dates set forth in Schedule 8.12; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement and the Loan Documents. None of the Loan Parties (nor to any Loan Parties' knowledge any prior owner of the Oil and Gas Properties) has been refused any insurance with respect to its assets or operations, nor has it been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any insurance or with which it has carried insurance during the last three years. The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to property loss insurance.

      Section 8.13 Restriction on Liens. None of the Loan Parties is a party to any material agreement or arrangement, or subject to any order, judgment, writ or decree, that either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Indebtedness and the Loan Documents.

      Section 8.14 Subsidiaries. Except as set forth on Schedule 8.14, the Borrower has no Subsidiaries.

      Section 8.15 Location of Business and Offices. The Borrower's jurisdiction of formation is Delaware; the name of the Borrower as listed in the public records of its jurisdiction of formation is Dune Energy, Inc.; and the organizational identification number of the Borrower in its jurisdiction of organization is 2969625 (or, in each case, as set forth in a notice delivered to the Administrative Agent pursuant to Section 9.01(n) in accordance with Section 13.01). The Borrower's principal place of business and chief executive offices are located at the address specified in Section 13.01 (or as set forth in a notice delivered pursuant to Section 9.01(n) and Section 13.01(c)). Each Subsidiary's jurisdiction of formation, name as listed in the public records of its jurisdiction of formation, formation identification number in its jurisdiction of formation, and the location of its principal place of business and chief executive office is stated on Schedule 8.14 (or as set forth in a notice delivered pursuant to Section 9.01(n)).

      Section 8.16 Properties; Titles, Etc.

            (a) After giving full effect to the Excepted Liens and except for the ORRI Assignment, each of the Loan Parties has good and defensible title to the Oil and Gas Properties evaluated in the most recently delivered Reserve Report and good title to all its personal Properties. After giving full effect to the Excepted Liens, the Loan Party specified as the owner owns the net interests in production attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such Properties shall not in any material respect obligate such Loan Party to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in such Loan Party's net revenue interest in such Property. All information provided to the preparer in the most recently delivered Reserve Report is true and correct in all material respects as of the date thereof and to the knowledge of the Borrower, such Reserve Report provides a reasonable estimate of the reserves of the Borrower and its Subsidiaries as of the date such Reserve Report was prepared and based on the then available information. No litigation or claims are currently pending, or to the best knowledge of the Borrower, threatened which could reasonably be expected to have a material adverse effect on any Loan Party's title to the Oil and Gas Properties.

            (b) All leases and agreements referenced in the Initial Reserve Report or the title information delivered in connection herewith or otherwise are valid and subsisting, in full force and effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of the Loan Parties.

            (c) The Property presently owned, leased or licensed by the Loan Parties, including, without limitation, all easements and rights of way, is all of the Property necessary to permit the Loan Parties to conduct their business in all material respects in the manner as would a prudent operator and Borrower and its Subsidiaries will not be required to acquire any material assets to continue the current operations of Borrower's and its Subsidiaries' Properties other than the replacement of equipment in the ordinary course of business and other acquisitions as contemplated by the Development Plan.

            (d) All of the Properties of the Loan Parties which are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards.

            (e) Each Loan Party owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual Property material to its business, and the use thereof by such Loan Party does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Loan Parties either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information used or usable in the conduct of their businesses, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and production of Hydrocarbons.

      Section 8.17 Maintenance of Properties. The Oil and Gas Properties (and Properties unitized therewith) have been maintained, operated and developed in a good and workmanlike manner and in material conformity with all Government Requirements and in material conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties. Specifically in connection with the foregoing (a) no Oil and Gas Property is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (b) none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized therewith) is deviated from the vertical more than the maximum permitted by Government Requirements, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on Properties unitized therewith, such unitized Properties). All pipelines, wells, gas processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the Loan Parties that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing that are operated by any Loan Party the same being maintained in a manner consistent with the Loan Parties' past practices.

      Section 8.18 Gas Imbalances, Prepayments. Except as set forth on Schedule 8.18, on a net basis there are no gas imbalances, take or pay or other prepayments that would require any Loan Party to deliver Hydrocarbons produced from the Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor. Except as set forth on Schedule 8.18, no material gas imbalances exist with respect to any of the Oil and Gas Properties of any Loan Party. Except as set forth in Schedule 8.18, none of the Oil and Gas

Properties of any Loan Party are subject to any contractual or other arrangement whereby payment for production therefrom is to be deferred for a substantial period of time after the month in which such production is delivered (i.e., in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days). Except as set forth on Schedule 8.18, none of the Oil and Gas Properties of the Borrower and its Subsidiaries is subject to a contractual or other arrangement for the sale of oil or gas production for a fixed price which cannot be canceled on 90 days (or less) notice or which contains commercial terms which are not customary in the industry. None of the Oil and Gas Properties of any Loan Party is subject at present to any regulatory refund obligation and no facts exist which might cause the same to be imposed.

      Section 8.19 Marketing of Production. Except for contracts listed and in effect on the date hereof on Schedule 8.19, and thereafter either disclosed in writing to the Administrative Agent or included in the most recently delivered Reserve Report and approved by the Administrative Agent (with respect to all of which contracts the Loan Parties represent that they or their Subsidiaries are receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and are not having deliveries curtailed substantially below the subject Property's delivery capacity), no material agreements exist that are not cancelable on 60 days notice or less without penalty or detriment for the sale of production from any the Borrower's or its Subsidiaries' Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the date hereof. All proceeds from the sale of the Borrower's or its Subsidiaries' interests in Hydrocarbons from its Oil and Gas Properties will be paid in full to the applicable party by the purchaser thereof on a timely basis, and none of such proceeds are currently being held in suspense by such purchaser or any other Person. Except as set forth in Schedule 8.19, none of the Oil and Gas Properties of the Borrower or its Subsidiaries are subject to any contractual or other arrangement whereby payment for production therefrom is to be deferred for a substantial period of time after the month in which such production is delivered (i.e., in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days).

      Section 8.20 Swap Agreements. Schedule 8.20, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 9.01(e), sets forth a true and complete list of all Swap Agreements of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

      Section 8.21 Use of Loans. The proceeds of the Loans shall be used to pay the costs associated with the approved Development Projects set forth in the Development Plan, pay the fees referenced in Section 2.04, pay the other costs of the transactions related to this Agreement, and the other purposes set forth in Section 2.03. The Borrower and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loans will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

      Section 8.22 Solvency. After giving effect to the transactions contemplated hereby, (a) the aggregate Properties and assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Borrower and the Guarantors, taken as a whole, will exceed the aggregate Debt of the Borrower and the Guarantors on a consolidated basis, as the Debt becomes absolute and matures, (b) each of the Borrower and the Guarantors has not incurred and does not intend to incur, and does not believe that it will incur, Debt beyond its ability to pay such Debt (after taking into account the timing and amounts of cash expected to be received by each of the Borrower and the Guarantors and the amounts expected to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and (c) each of the Loan Parties does not have (and has no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business.

      Section 8.23 Casualty Events. Since June 30, 2006, neither the business nor any Properties of any Loan Party have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any domestic or foreign Governmental Authority, riot, activities or armed forces or acts of God or of any public enemy. Section 8.24 Material Agreements. Set forth on Schedule
8.24 hereto is a complete and correct list of all material agreements and other instruments of the Borrower and its Subsidiaries currently in effect setting forth each counterparty thereto (other than the Loan Documents) relating to the purchase, transportation by pipeline, gas processing, development, marketing, sale and supply of Hydrocarbons, farmout arrangements, joint operating agreements, contract operating agreements, or other material contract to which the Borrower or its Subsidiaries is a party on or after the Effective Date or by which its Properties is bound on or after the Effective Date (collectively "Material Agreements") and copies of such documents have been provided to the Administrative Agent. All such agreements are in full force and effect and neither the Borrower nor any of its Subsidiaries is in default thereunder, nor is there any uncured default by any Affiliate predecessor in interest to such Person or, to the Borrower's knowledge, by any predecessor in interest to such Person (other than an Affiliate predecessor) or counterparty thereto, nor has such Person altered any material item of such agreements since the Effective Date without the prior written consent of the Lenders.

      Section 8.25 Brokers. No Person is entitled to any brokerage fee or finders fee or similar fee or commission in connection with arranging the Loans contemplated by this Agreement.

      Section 8.26 Reliance. In connection with the negotiation of and the entering into this Agreement, the Loan Parties acknowledge and represent that none of the Lenders, the Administrative Agent, the Arranger, or any representative of any of the foregoing is acting as a fiduciary or financial or investment advisor for them; they are not relying upon any representations

(whether written or oral) of such Persons; they have consulted with their own legal, regulatory, tax, business investment, financial and accounting advisors to the extent they have deemed necessary, and they have made their own investment, hedging, and trading decisions based upon their own judgment and upon any advice from such advisors as they have deemed necessary and not upon any view expressed by any Lender, the Administrative Agent, the Arranger, or any representative of any of the foregoing; they have not been given by any Lender, the Administrative Agent, the Arranger, or any representative of any of the foregoing (directly or indirectly through any other Person) any advice, counsel, assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of this Agreement or the transactions contemplated hereby; and they are entering into this Agreement and the other Loan Documents with a full understanding of all of the risks hereof and thereof (economic and otherwise), and they are capable of assuming and willing to assume (financially and otherwise) those risks.

      Section 8.27 Investments and Guaranties. The Borrower and its Subsidiaries have not made any Investments in, advances to or guaranties of the obligations of any Person, except as reflected in the financial statements described in
Section 8.04(a).

      Section 8.28 Payments by Purchasers of Production. All proceeds from the sale of the Borrower's and its Subsidiaries' interests in Hydrocarbons from their Oil and Gas Properties are currently being paid in full to such Person by the purchaser thereof on a timely basis and at prices and terms comparable to market prices and terms generally available at the time such prices and terms were negotiated for oil and gas production from producing areas situated near such Oil and Gas Properties, and none of such proceeds are currently being held in suspense by such purchaser or any other Person.

      Section 8.29 Existing Accounts Payable. Set forth on Schedule 8.29 hereto is a complete and correct list of all existing accounts payable of the Borrower and its Subsidiaries as of the date hereof that are more than 30 days past due.

                                   ARTICLE IX
                              Affirmative Covenants

      Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

      Section 9.01 Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent and the Arranger:

            (a) Annual Financial Statements. As soon as available, but in any event in accordance with then applicable law and not later than 90 days after the end of each fiscal year of the Borrower, (i) the Borrower's audited consolidated balance sheet and related statements of operations, owner's equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants approved by the Lenders (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) (Lenders hereby approve of Malone & Bailey, P.C. as Borrower's independent accountants) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Loan Parties on a consolidated basis in accordance with GAAP consistently applied and (ii) the Borrower's unaudited consolidated balance sheet and related statements of operations, owner's equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year.

            (b) Quarterly Financial Statements. As soon as available, but in any event in accordance with then applicable law and not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, (i) the Borrower's consolidated balance sheet and related statements of operations, capital and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, and if applicable setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by the Financial Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes and (ii) the Borrower's consolidated balance sheet and related statements of operations, capital and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, and if applicable setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by the Financial Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes

            (c) Certificate of Financial Officer - Compliance. Concurrently with any delivery of financial statements under Section 9.01(a) or Section 9.01(b), a certificate of a Financial Officer in substantially the form of Exhibit D hereto
(i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 10.01, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 8.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

            (d) Certificate of Financial Officer - Consolidating Information. If, at any time, all of the Consolidated Subsidiaries of the Borrower are not Consolidated Subsidiaries, then concurrently with any delivery of financial statements under Section 9.01(a) or Section 9.01(b), a certificate of a Financial Officer setting forth consolidating spreadsheets that show all Consolidated Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of the Borrower.

            (e) Certificate of Financial Officer - Swap Agreements. Concurrently with any delivery of financial statements under Section 9.01(a) and Section 9.01(b), a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of the last Business Day of such fiscal quarter or fiscal year, a true and complete list of all Swap Agreements of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefore, any new credit support agreements relating thereto not listed on Schedule 8.20, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

            (f) Certificate of Insurer - Insurance Coverage. Concurrently with any delivery of financial statements under Section 9.01(a), a certificate of insurance coverage from each insurer with respect to the insurance required by
Section 9.07, in form and substance satisfactory to the Administrative Agent, and, if requested by the Administrative Agent or the Arranger, all copies of the applicable policies.

            (g) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter submitted to any Loan Party by independent accountants in connection with any annual, interim or special audit made by them of the books of such Loan Party, and a copy of any response by such Loan Party to such letter or report.

            (h) Cash Flow. Within 45 days after the end of each calendar quarter, a current twelve-month operating forecast of the Borrower and its Subsidiaries as of the end of such calendar quarter and as of the fiscal year to date.

            (i) SEC and Other Filings; Reports to Shareholders. In the event that Borrower or any of its Subsidiaries are required to file any statements, reports or other material with the SEC or any other securities exchange, promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party with the SEC, or with any national securities exchange, or distributed by a Loan Party to its shareholders generally, as the case may be.

            (j) Notices Under Material Instruments. Promptly after the furnishing thereof, copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement, other than the Loan Documents and not otherwise required to be furnished to the Administrative Agent or the Arranger pursuant to any other provision of this
Section 9.01.

            (k) Lists of Purchasers. Concurrently with the delivery of any Reserve Report to the Administrative Agent pursuant to Section 9.12, a list of all Persons purchasing Hydrocarbons from the Borrower or any Subsidiary.

            (l) Notice of Sales of Oil and Gas Properties. In the event the Borrower or any Subsidiary intends to sell, transfer, assign or otherwise dispose of any material Oil or Gas Properties or any Equity Interests in any Subsidiary in accordance with Section 10.14, prior written notice of such disposition, the price thereof and the anticipated date of closing.

            (m) Notice of Litigation/Casualty Events. Prompt written notice, and in any event within five Business Days, of the delivery of any demand letter, or the filing of any lawsuit or arbitration proceeding with an expected potential liability in excess of $100,000, or the occurrence of any Casualty Event or the commencement of any action or proceeding that could reasonably be expected to result in a demand notice, lawsuit, arbitration proceeding, or Casualty Event.

            (n) Information Regarding the Borrower and Guarantors. Prompt written notice (and in any event within ten (10) days prior thereto) of any change (i) in the Borrower's name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties,
(ii) in the location of the Borrower's chief executive office or principal place of business, (iii) in the Borrower's identity or structure or in the jurisdiction in which such Person is incorporated or formed, (iv) in the Borrower's jurisdiction of formation or such Person's formation identification number in such jurisdiction of formation, and (v) in the Borrower's federal taxpayer identification number.

            (o) Production Report and Lease Operating Statements. Within 25 days after the end of each calendar month, (i) a report setting forth, for such calendar month, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for such calendar month from the Oil and Gas Properties, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for such calendar month, and (ii) a drilling schedule for the next 180 days for all Oil and Gas Properties which the Borrower or any Subsidiary owns or controls or in which the Borrower or any Subsidiary participates. Each bi-weekly report shall set forth, for each day of that period, the volume of production and sales attributable to production. Borrower may provide estimated data to the extent that it does not have the necessary data to provide actual data at the time such report is required. To the extent that Borrower obtains such actual data in the future, such future reports will incorporate such actual data.

            (p) Operating Reports. The Borrower shall prepare and provide to the Lenders and Administrative Agent the following reports:

                  (i) on a monthly basis by the 25th of each month and, in addition, contemporaneously with the delivery by the Borrower of any Invoice Disbursement Request pertaining to a Development Project, a report through the end of the prior month setting forth as to each Development Project (each well on an individual well by well basis), the actual vs. estimated cost breakdown (for all activities, including dry hole and completion activities) for such Development Project;

                  (ii) upon the Lockbox Account coming into effect, on a monthly basis by the 25th of each month, a cumulative report through the end of the prior month setting forth all amounts to be disbursed pursuant to Section 3.01 and Section 6.01(b), including a schedule identifying each category of payments identified as clauses (i) through (iv) of Section 6.01(b), with a detailed schedule of all items in each such clause.

                  (iii) such other information as the Lenders may reasonably request with respect to drilling, operation or property status matters, including notice of any material changes with regard to oil and gas prices received, contracts or production expenses or any material litigation affecting the operation of the Oil and Gas Properties of the Borrower and any Subsidiaries.

            (q) Notices of Certain Changes. Promptly, but in any event within five (5) Business Days after the execution thereof, copies of any amendment, modification or supplement to the certificate of limited partnership, certificate of formation, by-laws, limited liability company agreement, any preferred stock designation or any other organic document of the Borrower, any Consolidated Subsidiary or any Guarantor.

            (r) ORRI Payments. Promptly, but in any event within 5 days after payment, Borrower shall give notice to the Arranger of all amounts paid to the Lenders or their designees in connection with any overriding royalty interest created under any ORRI Assignment.

            (s) Board of Directors Materials. Promptly following any request therefore, such materials and minutes prepared for and distributed in connection with meetings of or actions taken by the board of directors of the Borrower (other than any materials or information governed by a confidentiality agreement prohibiting the sharing of such information with the Administrative Agent or the Lenders).

            (t) Partner Metrics. If the Partner Metrics, reporting package has been implemented in accordance to Section 9.19 hereof, on a monthly basis, within 30 days after the end of each calendar month, the Borrower will provide Arranger in the form and in the medium designated by Arranger such information as may be required to generate the reporting package that Arranger has previously indicated with respect to the Partner Metrics reporting package.

            (u) Other Requested Information. Promptly following any request therefore, such other information regarding (i) the operations, business affairs and financial condition of the Borrower or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA), or (ii) compliance with the terms of this Agreement or any other Loan Document, in each case, as the Administrative Agent or the Arranger may reasonably request.

      Section 9.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and the Arranger prompt written notice of the following:

            (a) the occurrence of any Default or the occurrence of any event that with notice or lapse of time, or both, would constitute an Event of Default;

            (b) the filing or commencement of, or the receipt of a threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Subsidiary thereof not previously disclosed in writing (including in the Schedules hereto) to the Administrative Agent or the Arranger or any material adverse development in any action, suit, proceeding, investigation or arbitration previously disclosed to the Administrative Agent or the Arranger that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

            (c) the filing or commencement of any action, suit, proceeding, or arbitration by or on behalf of the Borrower or any of its Subsidiaries claiming or asserting damages in favor of the Borrower or its Subsidiaries valued in excess of $500,000;

            (d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $500,000;

            (e) the occurrence of any event described in Schedule 9.02(e);

            (f) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

      Each notice delivered under this Section 9.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

      Section 9.03 Existence; Conduct of Business. The Borrower will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each jurisdiction in which its Oil and Gas Properties is located or the ownership of its Properties requires such qualification provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 10.13.

      Section 9.04 Payment of Obligations. The Borrower will, and will cause each Subsidiary to, pay its obligations (including Tax liabilities of the Borrower and all of its Subsidiaries and any agreement material to the business or operations of the Borrower or its Subsidiaries) before the same shall become delinquent or in default, unless the Borrower is disputing such obligations in good faith and has set aside an adequate reserve maintained in an account controlled by the Administrative Agent for such unpaid obligations (except if, notwithstanding such good faith dispute and set aside of adequate reserves, the failure to pay could reasonably be expected to result in a Material Adverse Effect or result in the seizure or levy of any Property of the Borrower or any Subsidiary).

      Section 9.05 Performance of Obligations under Loan Documents. The Borrower will pay the Loans according to the reading, tenor and effect thereof, and the Borrower will, and will cause each Subsidiary and/or Guarantor (if any) to, do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including, without limitation, this Agreement, at the time or times and in the manner specified.

      Section 9.06 Operation and Maintenance of Properties. The Borrower, at its own expense, will, and will cause each Subsidiary to:

            (a) operate its Oil and Gas Properties and other material Properties or cause such Oil and Gas Properties and other material Properties to be operated in a good and workmanlike manner in accordance with reasonable prudent operator standards and the practices of the industry and in material compliance with all applicable contracts and agreements and in material compliance with all material Governmental Requirements, including, without limitation, applicable proration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom.

            (b) keep, preserve and maintain all Oil and Gas Properties and any other Property material to the conduct of its business in good repair, working order and condition, ordinary wear and tear excepted.

            (c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder.

            (d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties.

            (e) to the extent the Borrower is not the operator of any Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 9.06.

            (f) the Borrower will do or cause to be done such development work as may be reasonably necessary to the prudent and economical operation of Borrower's and any Subsidiaries' Oil and Gas Properties material to the Borrower or such Subsidiary and such in accordance with practices of prudent operators in the industry, including all to be done that may be appropriate to protect from diminution the productive capacity of the Oil and Gas Properties and each producing well thereon including, without limitation, cleaning out and reconditioning each well from time to time, plugging and completing at a different level each such well, drilling a substitute well to conform to changed spacing regulations and to protect the Oil and Gas Properties material to the Borrower and its Subsidiaries against drainage whenever and as often as is necessary.

      Section 9.07 Insurance. The Borrower will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations but in any event it will maintain at a minimum the types of insurance and in such amounts as reflected on Schedule 8.12. The loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name the Administrative Agent and the Lenders as "additional insureds" and provide that the insurer will endeavor to give at least 30 days prior notice of any cancellation to the Administrative Agent except in the case of a cancellation resulting from the failure to pay premiums in respect of such policy, in which event the insurer will endeavor to give at least 10 days prior notice of such cancellation.

      Section 9.08 Books and Records; Inspection Rights. The Borrower will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each Subsidiary to, permit any representatives designated by the Administrative Agent or the Arranger, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, undertake appraisals of such Properties and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

      Section 9.09 Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      Section 9.10 Environmental Matters.

            (a) The Borrower shall at its sole expense: (i) comply, and shall cause its Properties and operations and each Subsidiary's Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (ii) not dispose of or otherwise release, and shall cause each Subsidiary not to dispose of or otherwise release, any oil, oil and gas waste, hazardous substance, or solid waste on, under, about or from any of the Borrower's or its Subsidiaries' Properties or any other Property to the extent caused by the Borrower's or any of its Subsidiaries' operations except in compliance with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file, and shall cause each Subsidiary to timely obtain or file, all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Borrower's or its Subsidiaries' Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the "Remedial Work") in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any oil, oil and gas waste, hazardous substance or solid waste on, under, or from any of the Borrower's or its Subsidiaries' Properties, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; and
(v)establish and implement, and shall cause each Subsidiary to establish and implement, such procedures as may be necessary to determine and assure that the Borrower's and its Subsidiaries' obligations under this Section 9.10(a) are timely and fully satisfied.

            (b) The Borrower will promptly, but in no event later than five days of its discovery of a triggering event, notify the Administrative Agent and the Arranger in writing of any threatened action, investigation or inquiry by any Governmental Authority or any demand or threatened lawsuit by any landowner or other third party against the Borrower or its Subsidiaries or their Properties of which the Borrower has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if the Borrower reasonably anticipates that such action may result in liability (whether individually or in the aggregate) in excess of $500,000, not fully covered by insurance, subject to normal deductibles.

            (c) The Borrower will, and will cause each Subsidiary to, provide environmental audits and assessments in accordance with American Society of Testing Materials standards upon request by the Administrative Agent and the Arranger in connection with any future acquisitions of Oil and Gas Properties or other Properties. No more than once per year in the absence of any Event of Default (or as otherwise required to be obtained by the Administrative Agent or the Arranger by any Governmental Authority), the Borrower will, and will cause each Subsidiary to, provide environmental audits and assessments in accordance with American Society of Testing Materials standards upon request by the Administrative Agent and the Arranger in connection with any Oil and Gas Properties or other Properties then owned by the Borrower or any Subsidiary.

      Section 9.11 Further Assurances.

            (a) The Borrower at its expense will, and will cause each Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower or any Subsidiary as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the collateral intended as security for the Indebtedness, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the sole discretion of the Administrative Agent, in connection herewith.

            (b) The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower or any other Guarantor where permitted by law , provided a copy of all such documents shall be furnished to Borrower within five (5) Business Days subsequent to filing such documents. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

      Section 9.12 Reserve Reports.

            (a) On or before each February 15 and August 15 the Borrower shall furnish to the Administrative Agent and the Arranger a Reserve Report effective as of the previous January 1st and July 1st, as applicable. Each such Reserve Report shall be prepared by one or more Approved Petroleum Engineers.

            (b) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Arranger a certificate from a Responsible Officer certifying that in all material respects: the information delivered to the preparer in connection therewith is true and correct, (ii) the Borrower or its Subsidiaries owns good and defensible title to the Oil and Gas

Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 10.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 8.18 with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require the Borrower or any Subsidiary to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefore, (iv) none of their Oil and Gas Properties have been sold since the date of the previous Reserve Report delivered except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report which the Borrower could reasonably be expected to have been obligated to list on Schedule
8.19 or Schedule 8.24 had such agreement been in effect on the date hereof, all of the Oil and Gas Properties evaluated by such Reserve Report are Collateral and (vii) to the knowledge of the Borrower, such Reserve Report provides a reasonable estimate of the reserves of the Borrower and its Subsidiaries as of the date such Reserve Report was prepared and based on the then available information.

            (c) In connection with the delivery of the Reserve Reports to be delivered in Section 9.12(a) above, the Borrower shall also furnish to the Administrative Agent and the Arranger a reserve report with respect to the Oil and Gas Properties conveyed to the Lenders or their designees as part of any ORRI Assignment provided to the Lenders or their designees under this Agreement.

      Section 9.13 Title Information.

            (a) On or before the delivery to the Administrative Agent and the Arranger of each Reserve Report required by Section 9.12(a), the Borrower will deliver title information in form and substance acceptable to the Administrative Agent covering the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report or with respect to which title information was not previously provided, so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 90% of the total value of the Oil and Gas Properties evaluated by such Reserve Report.

            (b) If the Borrower has provided title information for additional Properties under Section 9.13(a), the Borrower shall, within 60 days of notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) that are not permitted by Section 10.03 raised by such information, (ii) substitute acceptable Collateral with no title defects or exceptions except for Excepted Liens (other than Excepted Liens described in clause (f) of such definition) having an equivalent value or (iii) deliver title information in form and substance acceptable to the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 90% of the total value of the Oil and Gas Properties evaluated by such Reserve Report.

            (c) If the Borrower is unable to cure any title defect requested by the Administrative Agent or the Lenders to be cured within the 60-day period or the Borrower does not comply with the requirements to provide acceptable title information covering 90% of the value of the Oil and Gas Properties evaluated in the most recent Reserve Report, such default shall not be a Default, but instead the Administrative Agent shall have the right to exercise the following remedy in its sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent.

      Section 9.14 Additional Collateral; Additional Guarantors.

            (a) Promptly after the end of each month, the Borrower shall review the current Collateral to ascertain whether all Oil and Gas Properties are Collateral. If the Collateral does not represent all such Properties, then the Borrower shall, and shall cause its Subsidiaries (if any) to, grant to the Administrative Agent as security for the Indebtedness a senior Lien interest (subject only to Excepted Liens of the type described in clauses (a) to (j) of the definition thereof, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Collateral will represent all such Properties. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Subsidiary places a Lien on its Oil and Gas Properties and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 9.14(b).

            (b) The Borrower shall promptly cause each Subsidiary to guarantee the Indebtedness pursuant to a guaranty agreement in form and substance reasonably acceptable to the Lenders. In connection with any such guaranty, the Borrower shall, or shall cause such Subsidiary to: (i) execute and deliver such guaranty agreement, (ii) pledge all of the Equity Interests of such Subsidiary (including, without limitation, delivery of original stock certificates or other indicia evidencing the Equity Interests of such Subsidiary (if any such stock certificates or other indicia exist), together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), (iii) grant a lien in and to all of the Properties of such Subsidiary (including, without limitation, the Oil and Gas Properties of such Subsidiary) pursuant to the Security Agreement and such other deeds of trust, mortgages, agreements and instruments, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent may request and (iv) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

            (c) The Borrower will at all times cause all of the material Properties of the Borrower and each Subsidiary to be subject to a Lien of the Security Instruments.

      Section 9.15 ERISA Compliance. The Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent (a) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (b) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal Financial Officer, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (c) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer Plan), the Borrower will, and will cause each Subsidiary and ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

      Section 9.16 Swap Agreements. The Borrower shall from time to time enter into Swap Agreements in respect of Hydrocarbons so that the notional volumes of all Swap Agreements, in the aggregate, are 65% to 70% of the reasonably anticipated projected production from Proved Developed Producing Reserves from the Borrower's or its Subsidiaries' Oil and Gas Properties (net to the Borrower or Subsidiary, as applicable) for each month during the term of this Agreement for each of crude oil and natural gas, calculated separately. The Borrower shall neither assign, terminate or unwind any such Swap Agreements nor sell any Swap Agreements if the effect of such action (when taken together with any other Swap Agreements executed contemporaneously with the taking of such action) would have the effect of canceling its positions under such Swap Agreements required hereby.

      Section 9.17 Overriding Royalty Interests.

            (a) As additional consideration for the making of the Loans by the Lenders, the Borrower agrees to and will cause any Subsidiary to, convey to the Lenders or their designees, in undivided shares proportionate to their respective Commitments, an overriding royalty interest in the aggregate amount specified below in and to the Oil and Gas Properties referred to below. The overriding royalty shall be conveyed with respect to each (i) Oil and Gas Property currently owned by the Borrower and any Subsidiary and (ii) any additional Oil and Gas Property acquired by the Borrower or any Subsidiary or in which the Borrower or any Subsidiary acquires an additional interest, in each case, after the effective date through the date this Agreement is terminated.

            (b) The overriding royalty interest in any Oil and Gas Property required to be conveyed shall equal two percent (2.00%) of 8/8ths (proportionately reduced to the undivided working interest owned by the Borrower and any of its Subsidiaries therein, as such working interest may increase or decrease from time to time in accordance with the provisions of any agreement in effect at the time of creation of the relevant overriding royalty interest) in each such Oil and Gas Property other than with respect to the Bayou Couba

Properties for depths below 10,000 feet in which case the overriding royalty interest in any such Oil and Gas Property required to be conveyed shall equal one percent (1.00%) of 8/8ths (proportionately reduced to the undivided working interest owned by the Borrower and any of its Subsidiaries therein, as such working interest may increase or decrease from time to time in accordance with the provisions of any agreement in effect at the time of creation of the relevant overriding royalty interest). In addition to the above, in the event that the Bridge Loans have not been repaid in full prior to the Bridge Loan Termination Date, Borrower will grant an additional one percent (1.00%) (proportionately reduced to the undivided working interest owned by the Borrower and any of its Subsidiaries therein, as such working interest may increase or decrease from time to time in accordance with the provisions of any agreement in effect at the time of creation of the relevant overriding royalty interest) in each Oil and Gas Property of the Borrower and its Subsidiaries on the Bridge Loan Termination Date and thereafter on each monthly anniversary date thereafter until such time that the Bridge Loans have been repaid in full. The overriding royalty shall be subject to the terms and conditions set forth in the form of the ORRI Assignment, and any other agreements currently in existence as of the time of the acquisition of such Properties and validly affecting the underlying leases.

            (c) An overriding royalty interest required to be conveyed hereby:
(i) with respect to any currently owned Oil and Gas Property shall be effective as to Hydrocarbons produced on and after the first day of the first calendar month following the date upon which this Agreement is executed and with respect to any subsequently acquired Oil and Gas Property or increased interest in a currently owned Oil and Gas Property shall be effective as to Hydrocarbons produced on and after the first day of the first calendar month following the date of the relevant acquisition, (ii) shall be conveyed by a conveyance substantially in the form of the ORRI Assignment executed by the appropriate grantor and filed for recording by the Borrower promptly after the receipt, delivery and recording of applicable assignments into the Borrower or any Subsidiary establishing its interest of record in any Oil and Gas Properties and shall be delivered by the Borrower to the Lenders or their designees promptly after its return from recording, and (iii) shall survive any termination of this Agreement.

            (d) If, prior to finalization of the division order process, the Borrower or any Subsidiary receives proceeds of production from a well with respect to which the Borrower or any Subsidiary is required to convey an overriding royalty interest under this Section 9.17, the Borrower shall estimate the amount of such revenue payable on account of the overriding royalty interest and shall pay or cause the relevant subsidiary to pay such estimated proceeds to the Lenders; provided that, upon the completion of the division order process, if any amounts are determined to have been overpaid or underpaid to the Lenders or their designees, the Borrower or any relevant Subsidiary and the Lenders or their designees shall promptly make appropriate adjustments among themselves to give effect to the correct division of interests, retroactive to the effective date of such overriding royalty interest.

            (e) Within sixty days (60) after the end of each fiscal quarter, the Borrower will prepare a summary of all wells spudded on the Oil and Gas Properties of the Borrower or any Subsidiary during the preceding fiscal quarter. Such summary shall indicate the date each well was completed (or anticipated to be completed) and those wells for which an overriding royalty


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

interest pursuant to Section 9.17(c) above has been recorded in the appropriate land records and delivered to the Lenders. For those wells where no overriding royalty interest has been filed of record, an approximate date of when the Borrower expects such overriding royalty interest to be recorded.

      Section 9.18 Partner Metrics. If requested by the Arranger and consented to by the Borrower, the Borrower will cooperate with the Arranger and take all reasonable actions as may be required in order to implement the Partner Metrics reporting package on a timely basis.

      Section 9.19 Marketing Activities.

            (a) The Borrower will not, and will not permit any of its Subsidiaries to, engage in marketing activities for any Hydrocarbons or enter into any contracts related thereto other than (i) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from their proved Oil and Gas Properties during the period of such contract, (ii) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from proved Oil and Gas Properties of third parties during the period of such contract associated with the Oil and Gas Properties of the Borrower and its Subsidiaries that the Borrower or one of its Subsidiaries has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the oil and gas business and
(iii) other contracts for the purchase and/or sale of Hydrocarbons of third parties (A) that have generally offsetting provisions (i.e. corresponding pricing mechanics, delivery dates and points and volumes) such that no "position" is taken and (B) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto.

            (b) All Hydrocarbons produced from the Oil and Gas Properties of Borrower and its Subsidiaries shall be marketed on an arms length basis using one or more Persons that are not Affiliates of the Borrower.

      Within 30 days of the Effective Date, Borrower shall provide legal opinions in form and substance reasonably satisfactory to the Administrative Agent with respect to the Subordinated Debt.

                                    ARTICLE X
                               Negative Covenants

      Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full, the Borrower covenants and agrees with the Lenders that:

      Section 10.01 Financial Covenants.

            (a) Ratio of Total Debt to EBITDA. Commencing on March 31, 2007, the Borrower will not permit the Borrower's ratio of Total Debt as of the last day of any fiscal quarter to annualized EBITDA during the periods set forth below to be greater than the ratio set forth below for the applicable period. The foregoing ratio shall be annualized by multiplying EBITDA by four.


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

                         Period                                         Ratio
            First Quarter 2007 and thereafter                         2.00:1.00

            (b) Ratio of EBITDA to Interest. Commencing on March 31, 2007, the Borrower will not permit on the last day of any fiscal quarter the Borrower's ratio of EBITDA for the applicable fiscal quarter to Consolidated Interest Expense to be less than the ratio set forth below for the applicable period.

                     Quarter Ending                                     Ratio
            First Quarter 2007 and thereafter                         3.00:1.00

            (c) Current Ratio. The Borrower will not permit, as of the last day of any fiscal quarter, the Borrower's ratio of (i) consolidated current assets (including any undrawn amounts that are committed under this Agreement that Borrower is permitted to draw but excluding non-cash assets under FAS 133) to
(ii) consolidated current liabilities (excluding (A) non-cash obligations under FAS 133), to be less than 1.0:1.0.

            (d) Reserve Ratios to Total Debt. Commencing on March 31, 2007, the Borrower will not permit, as of the last day of any fiscal quarter thereafter, its ratio of the Net Present Value of Proved Developed Producing Reserves, to Total Debt to be less than 1.0:1.00, and its ratio of the Net Present Value of Total Proved Reserves divided by Total Debt to be less than 2.0:1.00. The foregoing ratios shall be determined by reference to the most recent Reserve Report, based on pricing parameters determined by Arranger.

      Section 10.02 Debt. Except as set forth on Schedule 10.02, the Borrower will not, and will not permit any Loan Party to, incur, create, assume or suffer to exist any Debt, except:

            (a) the Notes or other Indebtedness arising under the Loan Documents or the Swap Agreements or any guaranty of or suretyship arrangement for the Notes or other Indebtedness arising under the Loan Documents or the Swap Agreements.

            (b) Debt of the Loan Parties existing on the date hereof that is reflected in the Financial Statements.

            (c) the Subordinated Debt existing on the date hereof.

            (d) accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business that are not greater than sixty (60) days past the date of receipt of the invoice or delinquent or that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP.

            (e) Debt under Capital Leases not to exceed $100,000.

            (f) Debt associated with bonds or surety obligations required by Governmental Requirements in connection with the operation of the Oil and Gas Properties.


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

            (g) intercompany Debt between the Borrower and any Subsidiary or between Subsidiaries to the extent permitted by Section 10.05(g); provided that such Debt is not held, assigned, transferred, negotiated or pledged to any Person other than the Borrower or one of its Wholly-Owned Subsidiaries, and, provided further, that any such Debt owed by either the Borrower or a Guarantor shall be subordinated to the Indebtedness on terms set forth in the Guaranty and Collateral Agreement.

      Section 10.03 Liens. Except as set forth on Schedule 10.03, the Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except (a) Liens securing the payment of any Indebtedness and (b) Excepted Liens.

      Section 10.04 Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, except (a) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (b) Wholly-Owned Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests and (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries.

      Section 10.05 Investments, Loans and Advances. The Borrower will not, and will not permit any Subsidiary to, make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

            (a) Investments reflected in the Financial Statements or that are disclosed to the Administrative Agent or the Arranger in Schedule 10.05.

            (b) accounts receivable arising in the ordinary course of business.

            (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof.

            (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody's.

            (e) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively.

            (f) deposits in money market funds investing exclusively in Investments described in Section 10.05(c), Section 10.05(d) or Section 10.05(e).


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

            (g) Investments made by the Borrower or any Subsidiary in any of their respective Subsidiaries, provided that the recipient Subsidiary of such Investment becomes a Guarantor hereunder pursuant to Section 9.14.

            (h) subject to the limits in Section 10.07, Investments in direct ownership interests in additional Oil and Gas Properties and gas gathering systems related thereto or related to farm-out, farm-in, joint operating, joint venture or area of mutual interest agreements, gathering systems, pipelines or other similar arrangements which are usual and customary in the oil and gas exploration and production business located within the geographic boundaries of the United States of America; provided that (i) during the first year after the Effective date, no such Investment exceeds $1,000,000 and (ii) thereafter, the aggregate of all such Investments made during the immediately preceding twelve-month period does not exceed $2,500,000.

            (i) Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 10.06 owing to the Borrower or any Subsidiary as a result of a bankruptcy or other insolvency proceeding of the obligor in respect of such debts or upon the enforcement of any Lien in favor of the Borrower or any of its Subsidiaries; provided that the Borrower shall give the Administrative Agent prompt written notice in the event that the aggregate amount of all investments held at any one time under this Section 10.05(i) exceeds $100,000.

            (j) Acquisition of certain outstanding debentures issued by American Natural Energy Corporation, in an aggregate principal amount not to exceed $11,300,000.

      Section 10.06 Subordinated Debt. The Borrower will not, and will not permit any of its Subsidiaries to, pay or make, directly or indirectly, any payment of principal or interest with respect to any of the Subordinated Debt not permitted by the terms of the Subordinated Loan Documents. The Borrower will not amend any provision of the Subordinated Debt Documents without the consent of the Lenders. Such Subordinated Debt Documents shall also provide that only fifty percent (50%) of the interest under such documents shall be payable in cash (provided that such payment would not cause a Default or Event of Default, there is no Default or Event of Default continuing and the ratio of EBITDA for the applicable fiscal quarter to Consolidated Interest Expense for the applicable fiscal quarter is a minimum of 3.00:1.00) with the remaining fifty percent (50%) (or one hundred percent (100%) in the case of a Default, Event of Default or failure to comply with the ratio provided for above) payable in kind.

      Section 10.07 Nature of Business. Neither the Borrower nor any Subsidiary will allow any material change to be made in the character of its business as an independent oil and gas exploration and production company. From and after the date hereof, the Borrower and its Subsidiaries will not acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any Oil and Gas Properties not located within the geographical boundaries of the United States.

      Section 10.08 Limitation on Leases. Except as set forth on Schedule 10.08, neither the Borrower nor any Subsidiary will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding Capital Leases and leases of Hydrocarbon Interests), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed $500,000 in any period of twelve consecutive calendar months during the life of such leases without the approval of the Lenders, which approval shall not be unreasonably withheld, conditioned, or delayed.

      Section 10.09 Sale and Leasebacks. Neither the Borrower nor any Subsidiary will enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or any Subsidiary shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby the Borrower or such Subsidiary shall then or thereafter rent or lease such Property or any part thereof or other Property that the Borrower intends to use for substantially the same purpose or purposes as the Property sold or transferred.

      Section 10.10 Proceeds of Notes. The Borrower will not permit the proceeds of the Notes to be used for any purpose other than those permitted by Section
8.21. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate
Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.

      Section 10.11 ERISA Compliance. The Borrower and the Subsidiaries will not at any time:

            (a) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower, a Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code.

            (b) terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability of the Borrower, a Subsidiary or any ERISA Affiliate to the PBGC.

            (c) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto.

            (d) permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan.

            (e) permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Borrower, a Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan


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

termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

            (f) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan.

            (g) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower or a Subsidiary or with respect to any ERISA Affiliate of the Borrower or a Subsidiary if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (i) any Multiemployer Plan, or (ii) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities.

            (h) incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA.

            (i) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability.

            (j) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Borrower, a Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

      Section 10.12 Sale or Discount of Receivables. Except for receivables obtained by the Borrower or any Subsidiary in the ordinary course of business or the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, neither the Borrower nor any Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

      Section 10.13 Mergers, Etc. The Borrower will not, and will not permit any Subsidiary to, merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (any such transaction, a "consolidation"); provided that any Subsidiary may participate in a consolidation with the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or any other Subsidiary and if one of such Subsidiaries is a Wholly-Owned Subsidiary, then the surviving Person shall be a Wholly-Owned Subsidiary.

      Section 10.14 Sale of Properties. The Borrower will not, and will not permit any Subsidiary to, sell, assign, farm-out, convey or otherwise transfer (including through the sale of a production payment or overriding royalty interest) any Property except for the sale of Hydrocarbons in the ordinary course of business (excluding any prepay or forward sale transactions); the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such Subsidiary or is replaced by equipment of at least comparable value and use; and (c) the sale or transfer of any Property that, taken together with the sale of any other Properties during any calendar year, in the aggregate, has a fair market value of less than $250,000.

      Section 10.15 Environmental Matters. The Borrower will not, and will not permit any Subsidiary to, cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any Remedial Work under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, known to Borrower after due inquiry pertaining to such Property where such violations or remedial obligations could reasonably be expected to have costs associated therewith in excess of $500,000 have a Material Adverse Effect.

      Section 10.16 Transactions with Related Parties. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Related Party (other than the Guarantors and Wholly-Owned Subsidiaries of the Borrower) unless such transactions are otherwise permitted under this Agreement (including, without limitation, Section 10.04(a)), in the ordinary course of business of the Borrower and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

      Section 10.17 Capital Expenditures. Except as provided for in the Development Plan or as expressly approved in writing by the Lenders, the Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures or incur costs associated with the exploration and development of the Borrower's and its Subsidiaries' Oil and Gas Properties (excluding normal lease operating expenses) except for Capital Expenditures together with all other costs totaling $200,000 or less in the aggregate in any twelve (12) consecutive month period. Or

      Section 10.18 Material Agreements. The Borrower will not, and will not permit any Subsidiary to, enter into or amend or otherwise modify any Material Agreement or any other contract or agreement that involves an individual commitment from such Person of more than $50,000 in the aggregate in any twelve
(12) consecutive month period (except for such contracts and agreements that relate to the projects contemplated in the Development Plan) with all such new or modified Material Agreements related to projects contemplated in the Development Plan to be in form and substance reasonably satisfactory to the Administrative Agent.

      Section 10.19 Subsidiaries. The Borrower will not, and will not permit any Subsidiary to, create or acquire any additional Subsidiary unless the Borrower gives written notice to the Administrative Agent of such creation or acquisition and complies with Section 9.14(b). The Borrower shall not, and shall not permit any Subsidiary to, sell, assign or otherwise dispose of any Equity Interests in any Subsidiary. Neither the Borrower nor any Subsidiary shall have any Subsidiaries that are organized under the laws other than the United States of America or any state thereof or the District of Columbia.

      Section 10.20 Negative Pledge Agreements; Dividend Restrictions. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement and the Security Instruments) that in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor, or which requires the consent of or notice to other Persons in connection therewith.

      Section 10.21 Gas Imbalances, Take-or-Pay or Other Prepayments. The Borrower will not allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Borrower or any Subsidiary that would require the Borrower or such Subsidiary to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefore to exceed 100,000 mcf of gas (on an Mcfe equivalent basis) in the aggregate.

      Section 10.22 Swap Agreements. The Borrower will not, and will not permit any Subsidiary to, enter into any Swap Agreements with any Person other than (a) Swap Agreements in respect of commodities (i) with an Approved Counterparty and
(ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) are not in excess of, as of the date such Swap Agreement is executed, 85% of the reasonably anticipated projected production from Proved Developed Producing Reserves for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately; (b) Swap Agreements in respect of interest rates with an Approved Counterparty, as follows: (i) Swap Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Subsidiaries then in effect effectively converting interest rates from fixed to floating) do not exceed 65% of the then outstanding principal amount of the Borrower's Debt for borrowed money which bears interest at a fixed rate and (ii) Swap Agreements effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower's Debt for borrowed money which bears interest at a floating rate; and (c) Swap Agreements required under Section 7.01(s). Other than as to a counterparty that is a Lender or an Affiliate of any of the Lenders, no Swap Agreement shall contain any requirement, agreement or covenant for the Borrower or any Subsidiary to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures.

      Section 10.23 Certain Activities. The Borrower shall not, and shall not permit any Subsidiary to, without the written consent of each Lender, (a) take any action not in the ordinary course of the business of the Borrower or such Subsidiary (unless such action could not reasonably be expected to have a Material Adverse Effect), (b) file or settle any litigation or arbitral proceedings, or release claim, for amount in excess of $500,000 in the aggregate, (c) either singly or jointly, directly or indirectly, commence, join any other Person in commencing, or authorize a trustee or other Person acting on its behalf or on behalf of others to commence, any voluntary bankruptcy, reorganization, arrangement, insolvency, liquidation, or receivership under the laws of the United States or any state thereof, or (d) make a general assignment for the benefit of its creditors.

      Section 10.24 Net Sales. The Borrower shall not permit the net sales volume of Hydrocarbons from the Borrower's and its Subsidiaries' Oil and Gas Properties for the periods indicated on Schedule 10.23 to be less than the amount for such period as set forth in Schedule 10.23. The Borrower will provide the Administrative Agent with evidence that the preceding is being satisfied within 30 days after the end of each quarter.

      Section 10.25 G&A Costs. Without the prior consent of the Lenders the Borrower shall not incur and shall not permit any Subsidiary to incur General and Administrative Costs (paid in cash) on a monthly consolidated basis in excess of $400,000.

      Section 10.26 Press Release. Without the prior consent of each Lender or as required by law, the Borrower shall not issue any press release or make any public announcement concerning this Agreement or the credit facility being provided in connection herewith, provided, however, that the consent provisions of this Section 10.26 shall not impede or preclude the Borrower from filing its Current Report on Form 8-K with the Securities and Exchange Commission, not later than the third business day following the execution hereof.

                                   ARTICLE XI
                           Events of Default; Remedies

      Section 11.01 Events of Default. One or more of the following events shall constitute an "Event of Default":

            (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

            (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 11.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for one Business Day.

            (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Affiliates in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made.

            (d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 9.01(n), Section 9.02, Section 9.03,
Section 9.07, Section 9.14(c) or in Article X.

            (e) any Loan Party or any of their Affiliates shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 11.01(a), Section 11.01(b) or Section 11.01(c)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or (ii) a Responsible Officer of the Borrower or such Affiliate otherwise becoming aware of such default, provided however, for purposes of Section 3.03, payment of Post Default Rate interest shall begin to accrue as of the date of such instance.

            (f) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable.

            (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or any event or condition requires the Borrower or any Subsidiary to make an offer in respect thereof.

            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower, or any of its Subsidiaries or any of its Affiliates or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, or any of its Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed and unstayed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered.

            (i) the Borrower or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 11.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Affiliates or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing or any stockholder of the Borrower shall make any request or take any action for the purpose of calling a meeting of the stockholders of the Borrower to consider a resolution to dissolve and wind-up the Borrower's affairs.

            (j) the Borrower or any of its Subsidiaries shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.


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            (k) (i) one or more judgments for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof to the extent not covered by independent third party insurance provided by insurers of the highest claims paying rating or financial strength as to which the insurer does not dispute coverage and is not subject to an insolvency proceeding or (ii) any one or more non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, shall be rendered against the Borrower, any of its Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any of its Subsidiaries to enforce any such judgment.

            (l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower, any Subsidiary or a Guarantor party thereto or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower or any Guarantor or any of their Affiliates shall so state in writing.

            (m) an ERISA Event shall have occurred that, in the opinion of the Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding (i) $250,000 in any year, (ii) $500,00 for all periods or (iii) result in a Material Adverse Effect.

            (n) Any Governmental Authority (i) revokes or fails to renew any material license, permit or franchise of the Borrower or any Subsidiary, (ii) the Borrower or any Subsidiary for any reason loses any material license, permit or franchise, (iii) the Borrower or any Subsidiary suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material license, permit or franchise; and, in each case, (A) such revocation, failure or loss could reasonably be expected to have a Material Adverse Effect and (B) such Default remains unremedied for a period of 30 days after the earlier of A. the date upon which a Responsible Officer knew or reasonably should have known of such Default and B. the date upon which written notice thereof is given to the Borrower by the Administrative Agent.

            (o) The Borrower or any Subsidiary fails to duly observe, perform or comply with any agreements with any Person or any term or condition of any instrument, if such agreement or instrument is materially significant to the Borrower or to the Borrower and its Subsidiaries on a consolidated bases, and such failure is not remedied within the applicable grace period (if any) provided in such agreement or instrument.

            (p) a Change in Control shall occur.

      Section 11.02 Remedies.


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            (a) In the case of an Event of Default other than one described in
Section 11.01(h), Section 11.01(i) or Section 11.01(j), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Lenders, shall, by notice to the Borrower, declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 11.01(h), Section 11.01(i) or Section 11.01(j), the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

            (b) In the case of the occurrence and continuance of an Event of Default, the Administrative Agent is authorized to complete the Letters-in-Lieu and/or Direction Letters and deliver same, and the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.

            (c) All proceeds realized from the liquidation or other disposition of collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied: first, to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second, to accrued interest on the Notes; third, to fees; fourth, pro rata to principal outstanding on the Notes and Indebtedness referred to in clause (b) of the definition of "Indebtedness" owing to a Lender or an Affiliate of a Lender; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

      Section 11.03 Disposition of Proceeds. The Security Instruments contain an assignment by the Borrower and/or the Guarantors unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower's or each Guarantor's interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Collateral. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Indebtedness and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, until the occurrence of an Event of Default, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and its Subsidiaries and
(b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Subsidiaries.


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                                   ARTICLE XII
                            The Administrative Agent

      Section 12.01 Appointment; Powers. Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

      Section 12.02 Duties and Obligations of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 12.03, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the entity serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article VII or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or as to those conditions precedent expressly required to be to the Administrative Agent's satisfaction, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower and its Subsidiaries or any other obligor or guarantor, or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein.

      Section 12.03 Action by Administrative Agent. The Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Lenders and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Lenders specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the Lenders in the written instructions (with indemnities) described in this Section 12.03,


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provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Lenders, and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

      Section 12.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the Borrower and the Lenders hereby waives the right to dispute the Administrative Agent's record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

      Section 12.05 Subagents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this Article XII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

      Section 12.06 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 12.06, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower, and the Administrative Agent may be removed at any time with or without cause by all of the Lenders. Upon any such resignation or removal, the Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Upon the acceptance of its appointment as the Administrative Agent hereunder by


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a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article XII and Section 13.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

      Section 12.07 Agents as Lenders. The party serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such party and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Consolidated Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

      Section 12.08 No Reliance. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent nor the Arranger shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of such Agent or any of its Affiliates. In this regard, each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

      Section 12.09 Authority of Administrative Agent to Release Collateral and Liens. Each Lender hereby authorizes the Administrative Agent to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents. Each Lender hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower's sole cost and expense,


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any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 10.14 or is otherwise authorized by the terms of the Loan Documents.

                                  ARTICLE XIII
                                  Miscellaneous

      Section 13.01 Notices.

            (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 13.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (i) if to the Borrower, to it at Dune Energy, Inc., 3050 Post Oak Blvd., Suite 695, Houston, TX 77056, Tel: 713-888-0895, Fax: 713-888-0899,
Attention: Mr. Hugh Idstein;

                  (ii) if to the Administrative Agent, to it at D.B. Zwirn Special Opportunities Fund, L.P., 745 5th Avenue, 18th Floor, New York, New York 10151, Attention: Scott McMurty;

                  (iii) if to the Arranger, to it at Petrobridge Investment Management LLC, 1600 Smith Street, Suite 4250, Houston, TX 77002, Attention of Michael R. Keener (Telephone No. (713) 498-3860; Telecopy No. (713) 490-3867);

                  (iv) if to any other Lender, to it at its address (or telecopy number) set forth on its applicable signature page.

            (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II, Article III, Article IV and Article V unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

            (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

      Section 13.02 Waivers; Amendments.

            (a) No failure on the part of the Administrative Agent, any Lender, or the Arranger to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or


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partial exercise of any right, power or privilege under any of the Loan
Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 13.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lenders may have had notice or knowledge of such Default at the time.

            (b) Neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lenders or by the Borrower and the Administrative Agent with the consent of all of the Lenders.

      Section 13.03 Expenses, Indemnity; Damage Waiver.

            (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, and the cost of environmental audits and surveys and appraisals, in connection with the ongoing enforcement and performance of the credit facilities provided for herein as Administrative Agent deems appropriate, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for any the Administrative Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this
Section 13.03, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans and any appraisal costs incurred by the Administrative Agent or the Lenders.

            (B) THE BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, THE ARRANGER, AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF


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ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE
ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF THE BORROWER OR ANY SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR THE USE OF THE PROCEEDS THEREFROM, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES BY THE BORROWER AND ITS SUBSIDIARIES, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY CONSOLIDATED SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (x) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (xiii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT


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

FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. PROVIDED, HOWEVER, ADMINISTRATIVE AGENT WILL ENDEAVOR TO NOTIFY BORROWER OF ANY MATTER IN WHICH ADMINISTRATIVE AGENT OR LENDERS WILL SEEK INDEMNIFICATION FOR UNDER THIS AGREEMENT, BUT FAILURE TO NOTIFY BORROWER IN A TIMELY MANNER WILL NOT PREJUDICE ADMINISTRATIVE AGENT'S OR ANY LENDER'S RIGHTS TO INDEMNIFICATION UNDER THIS AGREEMENT IN ANY WAY.

            (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under Section 13.03(a) or (b), each Lender severally agrees to pay to such Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Administrative Agent in its capacity as such.

            (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof.

            (e) All amounts due under this Section 13.03 shall be payable promptly after written demand therefor.

      Section 13.04 Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 13.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in Section 13.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) (i) Subject to the conditions set forth in Section 13.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) without the prior written consent of the Borrower.

                  (ii) Assignments shall be subject to the following conditions:

                        (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $100,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

                        (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

                        (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $10,000 payable by the assigning party; and

                        (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent any information reasonably requested by the Administrative Agent.

                  (iii) Subject to Section 13.04(b)(iv) and the acceptance and recording thereof, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01, Section 5.02 and Section 13.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this
Section 13.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with
Section 13.04(c).

                  (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, and the Lender may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower and each Lender.

                  (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's providing any information reasonably requested by the Administrative, the processing and recordation fee referred to in Section 13.04(b) and any written consent to such assignment required by Section 13.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 13.04(b).

            (c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 13.02 that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 13.03. Subject to Section 13.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01 and Section 5.02 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 4.01(c) as though it were a Lender.

                  (ii) A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.02 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent.

            (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 13.04(d) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

      Section 13.05 Survival; Revival; Reinstatement.

            (a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02 and Section 13.03 and Article XII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

            (b) To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lender's Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

      Section 13.06 Counterparts; Integration; Effectiveness.

            (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

            (b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

            (c) Except as provided in Section 7.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

      Section 13.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      Section 13.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or any Subsidiary against any of and all the obligations of the Borrower or any Subsidiary owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 13.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.

      Section 13.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

            (A) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED.

            (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA LOCATED IN TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY
LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

            (C) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY

COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 13.09.

      Section 13.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

      Section 13.11 Confidentiality. Each of the Administrative Agent and the Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 13.11, to
(i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 13.11 or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section 13.11, "Information" means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary and their businesses, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower or a Subsidiary; provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 13.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

      Section 13.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of

America the State of New York and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows:
(i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 13.12 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 13.12.

      Section 13.13 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT


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

AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

      Section 13.14 Collateral Matters; Swap Agreements. The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available to those Lenders or their Affiliates which are counterparties to any Swap Agreement with the Borrower or any of its Subsidiaries on a pro rata basis in respect of any obligations of the Borrower or any of its Subsidiaries which arise under any such Swap Agreement while such Person or its Affiliate is a Lender, but only while such Person or its Affiliate is a Lender, including any Swap Agreements between such Persons in existence prior to the date hereof. No Lender or any Affiliate of a Lender shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Swap Agreements.

      Section 13.15 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent or any Lender for any reason whatsoever. There are no third party beneficiaries.

      Section 13.16 Securitization. The Borrower hereby acknowledges that the Lenders and their Affiliates may sell or securitize the Loans (a "Securitization") through the pledge of the Loans as collateral security for loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody's, S&P or one or more other rating agencies (the "Rating Agencies"). The Borrower shall cooperate with the Lenders and their Affiliates to effect the Securitization including, without limitation, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by the Lenders in connection with the Securitization, provided that
(i) any such amendment or additional documentation does not impose material additional costs on the Borrower and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Borrower under the Loan Documents or change or affect in a manner adverse to the Borrower the financial terms of the Loans, (b) providing such information as may be reasonably requested by the Lenders in connection with the rating of the Loans or the Securitization, and (c) providing in connection with any rating of the Loans a certificate (i) agreeing to indemnify the Lenders and their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "Securitization Parties") for any losses, claims, damages or liabilities (the "Liabilities") to which the Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact by Borrower or any Affiliate of Borrower contained in any Loan Document or in any writing delivered by or on behalf of the Borrower or any Affiliate of the Borrower to the Lenders in connection with any Loan Document or arise out of or are based upon the omission or alleged omission by Borrower or any Affiliate of Borrower to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made and as of the time made not misleading, and such indemnity shall survive any transfer by the Lenders or their successors or assigns of the Loans and (ii) agreeing to reimburse the Lenders and their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

      Section 13.17 USA Patriot Act Notice. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

                          [SIGNATURES BEGIN NEXT PAGE]

      The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

      THE BORROWER:                            DUNE ENERGY, INC.


                                               By:
                                                   -----------------------------
                                                   Amiel David, President


                      Signature Page (Credit Agreement) - 1

ADMINISTRATIVE AGENT:                D.B. Zwirn Special Opportunities Fund, L.P.

                                     By: D.B. Zwirn Partners, LLC, its general
                                         partner


                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________


                      Signature Page (Credit Agreement) - 2

LENDER:                              DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

                                     By: Drawbridge Special Opportunities GP
                                         LLC, its general partner


                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                                     Address: 1345 Avenue of the Americas
                                              46th Floor
                                              New York, New York 10105
                                              Attention: Constantine M. Dakolias
                                              Telecopy: (212) 798-6099


                      Signature Page (Credit Agreement) - 3

LENDER:                              BERNARD NATIONAL LOAN INVESTORS, LTD.


                                     By:
                                         ---------------------------------------
                                         Perry Gruss, Director

                                     Address: 745 5th Avenue, 18th Floor
                                              New York, New York 10151
                                              Attention: Perry Gruss
                                              Telecopy: (646) 720-9105

                                     with copy to:

                                     1111 Bagby, Suite 2230
                                     Houston, Texas 77002
                                     Attention: Todd Dittmann
                                     Telecopy: (713) 652-0577


                      Signature Page (Credit Agreement) - 4

                                     ANNEX I
                       LIST OF MAXIMUM COMMITMENT AMOUNTS

--------------------------------------------------------------------------------
      Name of Lender             Applicable Percentage               Commitment
--------------------------------------------------------------------------------
Bernard National Loan                   50.00%                      $25,000,000
Investors, Ltd.
--------------------------------------------------------------------------------
Drawbridge Special                      50.00%                      $25,000,000
Opportunities Fund LP
--------------------------------------------------------------------------------
      TOTAL                            100.00%                      $50,000,000
--------------------------------------------------------------------------------


                                     Annex I

                                    EXHIBIT A
                                  FORM OF NOTE

$[                ]                                           September __, 2006

      FOR VALUE RECEIVED, Dune Energy, Inc,, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [ ] (the "Lender"), at the principal office of D.B. Zwirn Special Opportunities Fund, L.P. (the "Administrative Agent"), at 745 5th Avenue, 18th Floor, New York, NY 10151, the principal sum of [ ] MILLION and NO/100 Dollars ($[ .00]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

      The date and amount of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect the Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by the Lender of this Note.

      This Note is one of the Notes referred to in the Credit Agreement dated as of September __, 2006 among the Borrower, the Administrative Agent, and the lenders signatory thereto (including the Lender), and evidences Loans made by the Lender thereunder (such Credit Agreement as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

      This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

      The ownership of an interest in this Note shall be registered on a record of ownership maintained by the Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. The Lender or its agent shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.


                                    Exhibit A

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                             DUNE ENERGY, INC.


                                             By:
                                                 -------------------------------
                                                 Amiel David, President


                                    Exhibit A

                                   EXHIBIT B-1
                  FORM OF INITIAL FUNDING DISBURSEMENT REQUEST

                                September _, 2006

      Dune Energy, Inc, a Delaware corporation (the "Borrower"), pursuant to
Section 2.02(a) of the Credit Agreement dated as of September __, 2006 (together with all amendments, restatements, supplements or other modifications thereto, the "Credit Agreement") among the Borrower, D.B. Zwirn Special Opportunities Fund L.P, as Administrative Agent and the lenders (the "Lenders") that are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:

      (i) Aggregate amount of the requested Borrowing is $[_________];

      (ii) Date of such Borrowing is [ ], 200[ ]; and

      (iii) Location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.02 of the Credit Agreement, is as follows:

      [__________________]
      [__________________]
      [__________________]
      [__________________]
      [__________________]

      The undersigned certifies that he/she is the ____________ of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement.

                                                     DUNE ENERGY, INC.


                                                     By:
                                                         -----------------------
                                                         Amiel David, President


                                   Exhibit B-1

                                   Exhibit B-2

                 FORM OF SUBSEQUENT COMMITMENT INCREASE REQUEST

                                                                __________, ____

      Pursuant to the Credit Agreement dated as of September __, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between Dune Energy, Inc., a Delaware corporation, as the Borrower (the "Borrower"), D.B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership, as Administrative Agent and the Lenders named therein, the Borrower hereby requests an advance in the amount of $_____________ and on the date(s) set forth in the approved relevant Invoice Disbursement Request(s) pertaining to this Subsequent Commitment Increase Request. [The Development Project or acquisition] for which the advance is requested is _________________________. Attached hereto is the information required to be provided with this request pursuant to the terms of the Credit Agreement, including the AFE(s) for the above referenced Development Project.] or [The acquisition for which the advance is required relates to the properties to be acquired from ____________ pursuant to the Purchase and Sale Agreement between the Borrower and _______________, dated ____________. Attached hereto is the information required to be provided with this request pursuant to the terms of the Credit Agreement.] [This Subsequent Commitment Increase R equest is with respect to a Bridge Loan.]

      All capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement. The undersigned, being the Responsible Officer of the Borrower, DOES HEREBY CERTIFY to the Lenders and the Administrative Agent, that:

      1._______As of the date of this Subsequent Commitment Increase Disbursement Request, and as of the date of the Subsequent Commitment Increase, each representation and warranty contained in the Credit Agreement and the Security Instruments (excluding any representations and warranties that expressly refer to a different date) is and will be true and correct.

      2._______As of the date of this Subsequent Commitment Increase Disbursement Request and as of the date of the Subsequent Commitment Increase, no Default or Event of Default has occurred and is continuing.

      3._______There has occurred no event, act or condition which has had or could have a Material Adverse Effect.

                                                     DUNE ENERGY, INC.


                                                     By:
                                                         -----------------------
                                                         Amiel David, President


                                   Exhibit B-2

                                   Exhibit B-3

                      FORM OF INVOICE DISBURSEMENT REQUEST

                                                                __________, ____

      Pursuant to the Credit Agreement dated as of September _, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Dune Energy, Inc., a Delaware corporation (the "Borrower"), D.B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership, as Administrative Agent and the Lenders named therein, the Borrower, hereby requests an advance relating to the approved Subsequent Commitment Increase Request dated __________________ on the date and in the amount as follows:

      $___________________________ under the Promissory Note

      Requested funding date: ______________________.

      [Attached are invoices for which the advance will be used to pay.] or [Attached is a certificate of Borrower indicating that the conditions to closing under the Purchase and Sale Agreement between the Borrower and ___________, dated ___________ have been satisfied and Borrower anticipates closing the transaction contemplated in such Purchase and Sale Agreement.]

      All capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement. The undersigned, being the Responsible Officer of the Borrower, DOES HEREBY CERTIFY to the Lenders and the Administrative Agent, that:

      1._______As of the date of this Invoice Disbursement Request, and as of the date of the Subsequent Commitment Increase, each representation and warranty contained in the Credit Agreement and the Security Instruments (excluding any representations and warranties that expressly refer to a different date) is and will be true and correct.

      2._______As of the date of this Invoice Disbursement Request and as of the date of the Subsequent Commitment Increase, no Default or Event of Default has occurred and is continuing.

      3._______There has occurred no event, act or condition which has had or could have a Material Adverse Effect.

                                                     DUNE ENERGY, INC.


                                                     By:
                                                         -----------------------
                                                         Amiel David, President


                                   Exhibit B-3

                                    EXHIBIT C
                            FORM OF DIRECTION LETTER

                                     [DATE]

__________________________
__________________________
__________________________
__________________________

      Re:   Notice of Designated Account

Ladies and Gentlemen:

      Dune Energy, Inc., a Delaware corporation ("Borrower") is the present payee from the properties ("Properties") for the interests set forth on the attached Schedule hereto (the "Schedule"). Borrower hereby requests that you begin remitting its proceeds with respect to the Properties to a designated bank account.

      Accordingly, until further notice from each of Borrower and __________ (the holder, as Administrative Agent, of a security interest in the Properties), please direct all proceeds attributable to the properties and interests set forth on the Schedule for which you are purchasing production and which you credit to Borrower, effective as of the date hereto, to the address and account as set forth below:

                  __________________
                  __________________
                  __________________
                  __________________

      In order that we may have a record evidencing your acceptance of this Notice of Designated Account, we request that you execute one copy of this letter in the space provided below and return the same to us in the enclosed, self-addressed envelope.

                                                     Yours very truly,

                                                     DUNE ENERGY, INC.

                                                     By:
                                                         -----------------------
                                                         Amiel David, President


                                    Exhibit C

ACCEPTED THIS ____ DAY OF
_____________, AND WE HAVE
CHANGED OUR RECORDS
EFFECTIVE WITH ___________
PRODUCTION:

By: _____________________

Name: ___________________

Title: __________________


                                    Exhibit C

                                    EXHIBIT D
                                     FORM OF
                             COMPLIANCE CERTIFICATE

      The undersigned hereby certifies that he/she is the ___________ of Dune Exploration Inc., (the "Borrower"), and that as such he/she is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of September __, 2006 (together with all amendments, restatements, supplements or other modifications thereto being the "Agreement") among the Borrower, D.B. Zwirn Special Opportunities Fund, L.P., as Administrative Agent, and the other agents and lenders (the "Lenders") that are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

      (a) The representations and warranties of the Borrower contained in
Article VIII of the Agreement and in the Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct in all material respects at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Lenders have expressly consented in writing to the contrary.

      (b) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof [or specify default and describe].

      (c) Since June 30, 2006, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect [or specify event].

      (d) There exists no Default or Event of Default [or specify Default and describe].

      (e) Attached hereto are the detailed computations necessary to determine whether the Borrower is in compliance with Section 10.01 and as of the end of the [fiscal quarter][fiscal year] ending [ ].

      EXECUTED AND DELIVERED this [   ] day of [   ].

                                                     DUNE ENERGY, INC.

                                                     By:
                                                         -----------------------
                                                         Amiel David, President


                                    Exhibit D

                                    EXHIBIT E
                            FORM OF LEGAL OPINION OF

                        ---------------------------------


                                    Exhibit E

                                    EXHIBIT F
                              SECURITY INSTRUMENTS

1) Guarantee and Collateral Agreement of even date herewith between the Borrower, the Guarantors and the Administrative Agent. [Guaranty Agreement]

2)    Financing Statements in respect of item 1.

3)    Stock Powers with respect of item 1.

4) Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated of even date herewith by the Borrower, as the Grantor, in favor of Michael Keener, as Trustee, for the benefit the Administrative Agent, as the Beneficiary.

5)    Financing Statement in respect of item 4.


                                    Exhibit F

                                    EXHIBIT G
                        FORM OF ASSIGNMENT AND ASSUMPTION

      Reference is made to the Credit Agreement dated as of September _, 2006 (as amended and in effect on the date hereof, the "Credit Agreement"), among Dune Energy, Inc., a Delaware corporation, the Lenders named therein and D.B. Zwirn Special Opportunities Fund, L.P., as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

      The Assignor named herein hereby sells and assigns, without recourse, to the Assignee named herein, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth herein, the interests set forth on the grid below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the grid below in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor that are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement and the other Loan Documents. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lenders thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

      As consideration for the sale and assignment contemplated hereby, the Assignee shall, on the Assignment Date, pay to the Assignor an amount equal to the principal amount of Loans assigned by the Assignor to the Assignee as set forth in the grid below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim.

      The Assignor and the Assignee agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Administrative Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

      The Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Loan Documents, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Loan Documents or


                                    Exhibit G
any other document referred to or provided for therein or for any failure by the Borrower or any other Person to perform any of its obligations thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or any of its Subsidiaries or any other obligor or guarantor, or any other matter relating to the Loan Documents or any extension of credit thereunder.

      Promptly following the receipt by the Assignor of the consideration required to be paid to it by the Assignee hereunder, the Assignor shall, in the manner contemplated by Section 2.02(d) of the Credit Agreement: (i) deliver to the Administrative Agent the Note held by the Assignor, and (ii) notify the Administrative Agent to request that the Borrower execute and deliver a new Note to (A) the Assignee, dated as of the Assignment Date, in the principal amount equal to the Commitment of the Assignee after giving effect to the sale and assignment contemplated hereby and (B) the Assignor, if the Assignor has assigned less than the full amount of its Commitment to the Assignee, dated as of the Assignment Date, in the principal amount equal to the Commitment of the Assignor after giving effect to the sale and assignment contemplated hereby.

      This Assignment and Assumption is being delivered to the Administrative Agent together with, if the Assignee is not already a Lender under the Credit Agreement, any information reasonably requested by the Administrative Agent. [The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 12.04(b) of the Credit Agreement.] [The Administrative Agent hereby waives the fee payable to the Administrative Agent pursuant to Section 12.04(b) of the Credit Agreement.]

      This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of Texas.

Legal Name of the Assignor: [                    ]

Legal Name of Assignee: [                    ]

Assignee's Address for Notices: [                    ]
                                [                    ]

Effective Date of Assignment ("Assignment Date"): [        ], 200[   ]


                                    Exhibit G

                                       Maximum           Principal         Applicable Percentage
                                       Credit              Amount        Assigned (set forth as a
                                       Amount             of Loans        percentage of the total
           Assignors                  Assigned            Assigned             Commitments)
-------------------------------------------------------------------------------------------------
[                     ]           $[  ],000,000.00    $[  ],000,000.00            [   ]%
-------------------------------------------------------------------------------------------------
[                     ]           $[  ],000,000.00    $[  ],000,000.00            [   ]%
-------------------------------------------------------------------------------------------------
[                     ]           $[  ],000,000.00    $[  ],000,000.00            [   ]%
-------------------------------------------------------------------------------------------------
[                     ]           $[  ],000,000.00    $[  ],000,000.00            [   ]%
-------------------------------------------------------------------------------------------------
[                     ]           $[  ],000,000.00    $[  ],000,000.00            [   ]%
-------------------------------------------------------------------------------------------------
Totals                            $[  ],000,000.00    $[  ],000,000.00            [   ]%
-------------------------------------------------------------------------------------------------


                                    Exhibit G

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed by their respective officers thereunto duly authorized, as of the Assignment Date.

ASSIGNORS:                          [                       ], as Assignor


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    [                       ], as Assignor


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    [                       ], as Assignor


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

ASSIGNEE:                            [                       ], as Assignee


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


                                    Exhibit G

The undersigned hereby consent to the within assignments:(1)

                                     D.B. Zwirn Special Opportunities Fund,
                                     L.P., as Administrative Agent

                                          By: D.B. Zwirn Partners, LLC, its
                                          general partner

                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                                     DUNE ENERGY, INC.

                                     By:
                                         ---------------------------------------
                                         Amiel David, President

----------
(1) Consents to be included to the extent required by Section 13.04(b) of the Credit Agreement.


                                    Exhibit G

                                    EXHIBIT H
                FORM OF CONVEYANCE OF OVERRIDING ROYALTY INTEREST

                                 [See attached.]


                                    Exhibit H

                                    EXHIBIT I
                            FORM OF WARRANT AGREEMENT

                                 [See attached.]


                                    Exhibit I

                                    EXHIBIT J
                             FORM OF LETTER-IN-LIEU

                                  ____________

________________________
________________________
________________________

      Re:   Letter-in-Lieu of Transfer Order

Ladies and Gentlemen:

      Enclosed is a copy of a Deed of Trust, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated _______________ (the "Mortgage"), from _________________, a ____________________
("Mortgagor"), to D.B. Zwirn Special Opportunities Fund, L.P., as Administrative Agent ("Mortgagee"), creating a mortgage lien on the real property described therein and a security interest in the personal property and fixtures described therein.

      Mortgagee understands that, pursuant to division orders, transfer orders or other agreements, you are currently disbursing proceeds of production from one or more of the properties listed on the attached schedule ("Schedule"). Mortgagee requests that you change your records and begin making payment to Mortgagee for the interests of Mortgagor, as shown on Exhibit A to the Mortgage, for the property(ies) from which you are purchasing production and which you have previously credited to Mortgagor, effective as of the date hereof, at the address set forth below:

                  __________________
                  __________________
                  __________________
                  __________________

      In consideration of your acceptance of this Letter-in-Lieu of Transfer Order, Mortgagee hereby ratifies, confirms, adopts and agrees to be bound by all previous sales contracts, division orders and transfer orders heretofore executed by Mortgagor insofar as the same cover and relate to the interest shown on the attached Schedule. Mortgagor hereby agrees to indemnify, save and hold you harmless from and against any and all claims, demands, actions, judgments, damages, liabilities, losses, costs, charges, recoveries and other expense of every nature and character which you at any time shall or may sustain by reason of the payments to Mortgagee of proceeds of production as requested and authorized hereby; provided, however, the aggregate liability of Mortgagee with respect to any warranty, representation, covenant or indemnification contained in this letter or any previous sales contracts, division orders or transfer orders shall be limited to an amount equal to the amounts disbursed by you to Mortgagee hereunder. Recipient will not take any further orders regarding amendments to your records or these payment instructions from Mortgagor unless consented to by Mortgagee.


                                    Exhibit J

      In order that we may have a record evidencing your acceptance of this Letter-in-Lieu of Transfer Order, we request that you execute one copy of this letter in the space provided below and return the same to us in the enclosed self-addressed envelope.

                                         Very truly yours,

                                         MORTGAGOR:

                                         DUNE ENERGY, INC.


                                         By:
                                             -----------------------------------
                                             Amiel David, President

                                         MORTGAGEE:


                                             By:    ____________________________
                                             Name:  ____________________________
                                             Title: ____________________________

                                                    Address:

ACCEPTED this ____ day of
________, 200__, and we have
changed our records effective
with ________ production.


____________________________________

By: ________________________________
Name: ______________________________
Title: _____________________________


                                    Exhibit J

                                    EXHIBIT K
                                DEVELOPMENT PLAN

                                 (See attached.)


                                    Exhibit K